UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:   811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:     June 30, 2007

Date of reporting period:  June 30, 2007

Item 1:   Reports to Stockholders.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03343

Sit Large Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:     June 30, 2007

Date of reporting period:  June 30, 2007

Item 1:   Reports to Stockholders.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06373

Sit Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:     June 30, 2007

Date of reporting period:  June 30, 2007

Item 1:   Reports to Stockholders.

Sit Mutual Funds

Stock Funds
Annual Report

One Year Ended June 30, 2007

A FAMILY OF NO-LOAD FUNDS

Balanced Fund
Dividend Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
International Growth Fund
Small Cap Growth Fund
Science and Technology Growth Fund
Developing Markets Growth Fund

Sit Mutual Funds
STOCK FUNDS ANNUAL REPORT
TABLE OF CONTENTS

Sit Mutual Funds
One Year Ended June 30, 2007

Chairman’s Letter

Dear Fellow Shareholders:

          Surging mergers and acquisitions activity and the continued strength in corporate earnings were among the factors driving U.S. stocks significantly higher over the past twelve months. While a period of consolidation is quite possible after a strong run-up in prices, we believe equity valuations remain reasonable and the corporate profit outlook appears strong enough to provide a solid backdrop for further market gains in the year ahead.

Economic Overview
          We believe the U.S. economy has performed remarkably well over the past year given the considerable challenges brought on by higher energy prices and a very weak housing market. Despite a decidedly weak first quarter, with U.S. gross domestic product (GDP) growing a meager +0.7%, several signs point to a re-acceleration in the second quarter. First, a reduction in business inventories has had a significantly negative impact on growth over the last couple of quarters, and we believe the adjustment is largely over. The odds favor a positive inventory swing over the next couple of quarters. Secondly, the housing sector, while still very weak, will gradually become less of a drag simply because the data is becoming “less worse” as comparisons ease over time. Third, almost all data related to business spending (e.g., ISM indices, global business surveys, etc.) have improved recently, aided by strong U.S. export activity, as growth outside the U.S. continues to show strong momentum. To be sure, the drag from housing and energy prices is having an impact on consumer spending, but job growth and wage gains have been important offsets. Giving consideration to all of these moving parts, we believe second quarter GDP will grow approximately +3.0%, representative of a pace of growth that we believe is sustainable for the remainder of the year.
          On the inflation front, most of the major price indicators remain contained for the time being, but appear destined to rise as the year unfolds. Most recently, there has been considerable debate on the vast difference between
“headline” consumer price indices, which include food and energy, and “core” inflation, which exclude these volatile components. The May data release, for example, showed a +0.6% (annualized) increase in the headline reading, while the core figure was essentially flat. Viewed from a longer term perspective, however, the trend for both measures dating from the beginning of 2004 has clearly been up. The factors of steady global growth, high levels of resource utilization and surging commodity prices all support the Federal Reserve’s predominant policy concern that inflation will fail to moderate as anticipated. With the risks to forecasts for moderate economic growth largely hinging on developments in the highly interest rate-sensitive housing market, we believe the Fed’s policy stance will remain unchanged for some time to come.
          In terms of fiscal policy, the near-term picture continues to brighten. Receipts are running about +8% higher through the first eight months of the fiscal year, while outlays are up only +3%. The federal deficit may be approximately $150 billion in the fiscal year ending September 2007, which represents about 1.3% of GDP and compares to the 2003 figure of 4.4%. The longer term picture, however, is quite daunting, as mammoth liabilities from entitlement programs represent a significant challenge for Congress. Indeed, the inability of Congress to grapple with these and other issues has resulted in approval ratings that are the lowest since the Democrats took control of both houses in January. We expect extensive debate in the coming months over the alternative minimum tax, capital gains tax, and energy and health care reform, in particular, which will clearly be one of the top issues of the 2008 election.
          While the housing slowdown and resulting consumer weakness are limiting economic growth in the U.S., it has not appeared to significantly impact economic growth (and corporate profits) outside the U.S. Although Europe will likely grow just slightly faster than the U.S. (perhaps upwardly +2.5% in Europe vs. +2.0% in the U.S. in GDP terms), emerging economies, particularly in Asia, continue to boom. Asia (ex Japan), for example, is projected to grow +8% in 2007, driven primarily by the Chinese and Indian economies.

Equity Strategy
          Despite a moderate setback in the month of June, most U.S. indices are currently hovering near all-time highs. Although we caution investors that the robust gains experienced over the past twelve months may not be repeated given somewhat higher market valuations, we continue to believe stocks remain attractive.
          Importantly, the key factors driving stock prices higher over the past year are still in place. Acquisitions, private equity activity (albeit curtailed given recent market turmoil) and share repurchases have dominated the headlines over the last couple of years. Given the combination of reasonable stock valuations, low interest rates and strong corporate balance sheets, these catalysts are unlikely to dissipate anytime soon. In addition, corporate earnings growth, while slowing, is still positive and Wall Street forecasts appear relatively conservative, particularly for the next couple of quarters. We believe that sectors and companies most exposed to strong economies outside the U.S. are positioned to significantly outpace earnings growth for the broader market over the intermediate term. For this same reason (i.e. relative earnings growth), we remain very positive on the outlook for growth stocks. With earnings growth for the S&P 500 Index likely decelerating into the mid-single digits, we believe investors will place an increasing premium on valuations of companies with strong and visible growth prospects. In fact, growth stocks have outperformed value stocks thus far in 2007 within the entire Frank Russell Company universe (which includes large, mid and small components).
          Market volatility will likely pick up from the historically low levels, as concerns over rising inflation, stubbornly high oil prices and housing market weakness are among the issues that have potential to whipsaw investor sentiment.
In terms of our current strategy, however, nothing has materially changed our key investment themes and sector strategies that we have emphasized over the past several years. The Funds remain well-diversified among sectors, with particular emphasis on traditional growth groups, including health technology and electronic technology. In addition, we continue to overweight the energy, industrial services and producer manufacturing sectors, as these groups continue to benefit from supply/demand imbalances in commodities (particularly energy) and surging “infrastructure” development in both developed and emerging economies. Conversely, we remain underweighted in the consumer durables, retail, and finance sectors, as these groups are among the most vulnerable to weakening housing trends or high energy prices.
          Most major international indices posted exceptional returns over the past year, with returns for U.S. investors enhanced by the depreciation of their domestic currency (i.e. the U.S. dollar). We have added to our positions in Europe, based on the solid outlook for most major economies, structural reforms, decreasing corporate tax rates and reasonable valuation levels. We remain underweighted in Japan, due to the sluggish economy and government polices that are insufficient to stimulate growth. We remain bullish, however, on markets elsewhere in Asia, favoring investments in consumer-oriented and commodity-exporting sectors.

With best wishes,

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

Sit Mutual Funds
One Year Ended June 30, 2007

Performance Summary and Stock Funds Market Review

          Domestic equity returns posted broad-based gains over the past twelve months, as every major index we monitor posted double-digit gains during the period.
          In contrast to previous periods, when smaller stocks consistently outperformed larger peers, returns were well-balanced across market capitalizations over the past twelve months. The S&P 500 Index return of +20.59% handily outperformed the Russell 2000 Index return of +16.43%. However, the S&P 500 was edged by the Russell Mid Cap Index, which gained +20.83% over the period. There was also no clear “style” winner within the growth and value indices. While the Russell 1000 Growth Index (+19.04% one-year return) lagged the Russell 1000 Value Index (+21.9%), the Russell 2000 Growth Index (+16.83%) outperformed the Russell 2000 Value Index (+16.10%).
          There was significant breadth in terms of sector performance over the past year, as each of the eighteen economic sectors within the S&P 500 posted positive returns over the period. In terms of relative performance, the clear theme appeared to be that sectors linked to commodities and capital spending outperformed those most associated with consumer spending and interest rates. Outperforming sectors over the past year included communications, energy minerals, non-energy minerals and electric technology. We estimate that each of these sectors gained +28% or more over the period. Lagging sectors included transportation, retail trade, finance and consumer durables. Technology stocks generally performed well during the past year, driving the NASDAQ OTC Composite Index to a +19.85% return.
          Equity market indices outside the U.S. performed particularly well over the past year, as major regional components of the MSCI Index outperformed the S&P 500 Index. Returns for domestic investors were aided by a drop in the value of the U.S. dollar against most major currencies. The broadest measure of global equity performance, the MSCI World Index, rose +23.6% over the twelve-month period. The MSCI Europe Index increased +32.4%. Asian stocks also posted gains over the past year. The MSCI Pacific Index rose +15.8%, but results were dragged down by the heavily-weighted Japan component, which only increased +7.2%. Excluding Japan, the MSCI Pacific Index was up +42.6%.

SIT EQUITY FUNDS	3-Month Return*
Balanced SIBAX	4.65%
S&P 500 Index	6.28
Lehman Aggregate Bond Index	-0.52
Dividend Growth Class I SDVGX	6.40
S&P 500 Index	6.28
Dividend Growth Class S SDVSX	6.27
S&P 500 Index	6.28
Large Cap Growth SNIGX	7.27
Russell 1000® Growth Index(1)	6.86
Mid Cap Growth(2) NBNGX	7.82
Russell Midcap® Growth Index(3)	6.75
International Growth(4) SNGRX	8.59
MSCI EAFE Growth Index(5)	6.66
Small Cap Growth(2) SSMGX	10.97
Russell 2000® Growth Index(6)	6.69
Science & Technology Growth(7) SISTX	8.21
NYSE Arca Tech 100 Index	7.26
Developing Markets Growth(4) SDMGX	14.93
MSCI Emerging Markets Index(6)	14.06

*3- and 6-month returns not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains.

(1)	Figures assume an inception date of 9/2/82.
(2)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(3)	Russell Midcap Growth® Index inception 12/31/85.
(4)	International investing has special risks, such as currency exchange fluctuations, high volatility, illiquidity and the possibility of policital instability.
(5)	Figures assume an inception date of 10/31/91.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED JUNE 30, 2007

6-Month Return*	1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
6.15%	14.24%	9.12%	8.83%	5.45%	7.85%	12/31/93
6.96	20.59	11.67	10.71	7.13	11.04
0.98	6.12	3.98	4.48	6.02	6.03
9.29	21.48	15.52	—	—	13.74	12/31/03
6.96	20.59	11.67	—	—	11.00
9.07	21.02	—	—	—	16.75	3/31/06
6.96	20.59	—	—	—	14.82
8.86	17.79	11.69	11.04	4.42	11.20	9/2/82
8.12	19.04	8.70	9.28	4.39	12.04
12.37	20.75	15.37	14.71	6.63	13.89	9/2/82
10.98	19.73	14.48	15.45	8.66	—
10.85	21.87	19.14	12.16	2.25	6.33	11/1/91
11.94	25.29	20.68	15.37	5.18	5.86
17.33	19.96	16.65	13.77	10.50	13.89	7/1/94
9.33	16.83	11.76	13.08	5.28	8.20
6.70	14.47	4.61	8.81	—	1.79	12/31/97
8.01	20.59	8.74	12.99	—	13.22
18.65	43.82	36.44	25.54	6.85	7.44	7/1/94
16.11	41.76	34.84	27.08	6.70	6.29

(6)	Figures assume an inception date of 6/30/94.
(7)

Since the Fund focuses its investments on companies involved in the technology sector, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

Sit Mutual Funds
Total Returns by Calendar Year

SIT EQUITY FUNDS TOTAL RETURN BY CALENDAR YEAR

	1997	1998	1999	2000
Balanced	21.73%	21.30%	20.15%	-4.80%
S&P 500 Index	33.36	28.58	21.04	-9.11
Lehman Aggregate Bond Index	9.65	8.69	-0.82	11.63

Dividend Growth Class I(1)	—	—	—	—
S&P 500 Index	—	—	—	—

Dividend Growth Class S(1)	—	—	—	—
S&P 500 Index	—	—	—	—

Large Cap Growth(2)	31.70	30.56	33.41	-13.84
Russell 1000® Growth Index	30.48	38.72	33.16	-22.43

Mid Cap Growth(3)	17.70	6.84	70.65	-4.35
Russell Midcap® Growth Index	22.54	17.87	51.29	-11.75

International Growth(4)	4.81	18.95	50.77	-26.66
MSCI EAFE Growth Index	2.11	22.21	29.46	-24.51

Small Cap Growth(3)	7.63	1.97	108.63	6.25
Russell 2000® Growth Index	12.94	1.24	43.10	-22.44

Science & Technology Growth(5)	—	38.40	85.98	-6.55
NYSE Arca Tech 100 Index	—	54.60	116.40	-16.22

Developing Markets Growth(4)	-5.20	-24.93	82.50	-30.18
MSCI Emerging Markets Index	-13.40	-27.52	63.70	-31.80

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual returns include reinvestment of all dividends and capital gains. For any returns less than one year, the returns are cumulative.

(1)

The Dividend Growth Fund offers its shares in two classes: Class I shares and Class S shares, which have been offered since 12/31/03 and 3/31/06, respectively. The annual returns shown for the Class I shares are substantially similar to the Class S because both classes of shares are invested in the same portfolio of securities. Annual returns differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 distribution fee that is charged to Class S shares.

	2001	2002	2003	2004	2005	2006	YTD 2007
Balanced	-12.99%	-18.59%	19.20%	9.22%	7.51%	7.88%	6.15%
S&P 500 Index	-11.88	-22.10	28.68	10.88	4.91	15.80	6.96
Lehman Aggregate Bond Index	8.44	10.25	4.10	4.34	2.43	4.33	0.98

Dividend Growth Class I(1)	—	—	—	10.91	9.41	18.29	9.29
S&P 500 Index	—	—	—	10.88	4.91	15.80	6.96

Dividend Growth Class S(1)	—	—	—	—	—	11.25	9.07
S&P 500 Index	—	—	—	—	—	11.11	6.96

Large Cap Growth(2)	-27.70	-30.58	26.34	12.79	9.59	9.54	8.86
Russell 1000® Growth Index	-20.42	-27.89	29.76	6.30	5.27	9.08	8.12

Mid Cap Growth(3)	-33.39	-34.64	38.51	17.02	15.27	9.56	12.37
Russell Midcap® Growth Index	-20.15	-27.41	42.71	15.48	12.10	10.65	10.98

International Growth(4)	-33.26	-29.84	28.70	12.97	14.67	18.19	10.85
MSCI EAFE Growth Index	-24.58	-16.02	31.99	16.12	13.28	22.33	11.94

Small Cap Growth(3)	-28.19	-26.22	34.57	6.79	18.52	7.99	17.33
Russell 2000® Growth Index	-9.24	-30.27	48.53	14.31	4.15	13.34	9.33

Science & Technology Growth(5)	-47.78	-44.45	40.09	7.39	3.83	1.80	6.70
NYSE Arca Tech 100 Index	-15.59	-33.33	52.14	11.73	7.36	4.68	8.01

Developing Markets Growth(4)	-12.01	-18.37	45.96	16.54	33.77	31.59	18.65
MSCI Emerging Markets Index	-4.91	-7.97	51.59	22.45	30.31	29.18	16.11

(2)	Pursuant to a Plan of Reorganization on July 14, 2000, the Large Cap Growth Fund acquired all of the assets of Regional Growth Fund in exchange for shares of common stock of the Large Cap Growth Fund.
(3)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(4)	International investing has special risks, such as currency exchange fluctuations, high volitility, illiquidity and the possibility of political instability.
(5)

Since the Fund focuses its investment on companies involved in the technology sector, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

Sit Mutual Funds
Average Annual Total Returns for Periods Ended December 31, 2006

The tables on this page and the next page show the Funds’ average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2006. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds’ past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account). Indices reflect no deduction for fees, expenses, or taxes.

Sit Balanced Fund	1 Year	5 Years	10 Years
Return Before Taxes	7.9%	4.2%	6.1%
Return After Taxes on Distributions	7.2%	3.6%	4.9%
Return After Taxes on Distributions and Sale of Fund Shares	6.4%	3.2%	4.6%
Lehman Aggregate Bond Index	4.3%	5.1%	6.2%
S&P 500 Index	15.8%	6.2%	8.4%

Sit Dividend Growth Fund (1)	1 Year	5 Years	Since Inception*
Return Before Taxes - Class I	18.3%	n/a	12.8%
Return After Taxes on Distributions	17.7%	n/a	12.3%
Return After Taxes on Distributions and Sale of Fund Shares	15.5%	n/a	10.9%
S&P 500 Index	15.8%	n/a	10.4%
           *Inception date 12/31/03

Sit Large Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	9.5%	3.5%	5.4%
Return After Taxes on Distributions	9.4%	3.5%	4.7%
Return After Taxes on Distributions and Sale of Fund Shares	8.1%	3.0%	4.6%
Russell 1000® Growth Index	9.1%	2.7%	5.4%

Sit Mid Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	9.6%	6.0%	6.2%
Return After Taxes on Distributions	9.6%	6.0%	5.0%
Return After Taxes on Distributions and Sale of Fund Shares	8.1%	5.2%	5.1%
Russell Mid Cap® Growth Index	10.7%	8.2%	12.1%

Sit International Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	18.2%	6.7%	2.4%
Return After Taxes on Distributions	18.0%	6.6%	2.0%
Return After Taxes on Distributions and Sale of Fund Shares	15.5%	5.8%	2.0%
MSCI EAFE Growth Index	22.3%	12.3%	5.1%

Sit Small Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	8.0%	6.3%	9.0%
Return After Taxes on Distributions	8.0%	6.3%	8.5%
Return After Taxes on Distributions and Sale of Fund Shares	6.8%	5.4%	7.7%
Russell 2000® Growth Index	13.3%	6.9%	4.9%

Sit Science and Technology Growth Fund	1 Year	5 Years	Since Inception*
Return Before Taxes	1.8%	-2.5%	1.2%
Return After Taxes on Distributions	1.8%	-2.5%	1.1%
Return After Taxes on Distributions and Sale of Fund Shares	1.5%	-2.1%	1.0%
NYSE Arca Tech 100 Index	4.7%	5.0%	13.0%
           *Inception date 12/31/97.

Sit Developing Markets Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	31.6%	19.6%	6.9%
Return After Taxes on Distributions	31.5%	19.5%	6.9%
Return After Taxes on Distributions and Sale of Fund Shares	26.9%	17.4%	6.1%
MSCI Emerging Markets Index	29.2%	23.5%	6.7%

(1)

These returns represent Class I. Class S of the Sit Dividend Growth Fund commenced operations on March 31, 2006; therefore, there is no annualized return information available for this Class. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class S because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25%12b-1 distribution fee that is charged to Class S shares.

Sit Balanced Fund
One Year Ended June 30, 2007

Portfolio Managers: Eugene C. Sit, Peter L. Mitchelson, and Bryce A. Doty

          The Sit Balanced Fund’s twelve-month return was +14.24%. The S&P 500 Index return was +20.59% over the period, while the Lehman Aggregate Bond Index gained +6.12%.
          Relatively stable interest rates and strong economic growth allowed both bonds and stocks to post solid returns over the past twelve months. Equities moved significantly higher, as corporate earnings generally surprised on the upside. We continue to believe stocks remain attractive, although we caution investors that the robust gains experienced over the past twelve months may not be repeated. Market volatility will likely pick up from the recent historically low levels, as concerns over rising inflation, stubbornly high oil prices and housing market weakness all have potential to whipsaw investor sentiment. Our investment strategy, however, remains largely unchanged. Our focus remains on high-quality growth stocks in a wide variety of sectors, as we believe investors will gravitate toward these types of securities in a somewhat more volatile, slower growth environment.
          Fixed-income returns were positive over the past twelve months, although increases in interest rates in the most recent quarter negatively impacted returns. Investors, along with the Federal Reserve, continue to weigh the contrasting effects of ongoing housing market weakness with lingering concerns over inflation. It is our view, however, that the yield curve will steepen during the second half of 2007, as the market anticipates a greater possibility of a cut in the fed funds target rate in response to a cooling economy. In this environment, we are maintaining durations approximately at benchmark levels, with an emphasis on securities that will outperform in a steepening yield environment.
          As we continue to believe there is stronger return potential for equities, we think an above average allocation to stocks remains appropriate. As of June 30th, the asset allocation of the Fund was 64% equities, 34% fixed-income and 2% cash.
          Our research staff remains focused on high-quality securities in each asset class within the Fund, and we appreciate shareholders’ continued interest.

INVESTMENT OBJECTIVE AND STRATEGY

          The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.
          The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

PORTFOLIO SUMMARY

Net Asset Value 6/30/07:	$16.93 Per Share
6/30/06:	$15.14 Per Share

Total Net Assets:	$12.5 Million

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

Sit Balanced Fund		S&P 500 Index (1)	Lehman Aggregate Bond Index (2)

3 Month**	4.65%	6.28%	-0.52%
6 Month**	6.15	6.96	0.98
1 Year	14.24	20.59	6.12
5 Year	8.83	10.71	4.48
10 Year	5.45	7.13	6.02
Inception	7.85	11.04	6.03
(12/31/93)

CUMULATIVE TOTAL RETURNS*

Sit Balanced Fund		S&P 500 Index (1)	Lehman Aggregate Bond Index (2)

1 Year	14.24%	20.59%	6.12%
5 Year	52.69	66.30	24.52
10 Year	70.06	99.07	79.37
Inception	177.61	311.47	120.41
(12/31/93)

*As of 6/30/07.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.
(2)	An unmanaged index which measures the performance of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/97 and held until 6/30/07 would have grown to $17,006 in the Fund, $19,907 in the S&P 500 Index or $17,937 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.

TOP HOLDINGS

Stocks	1.	Schlumberger Ltd.
	2.	General Electric Co.
	3.	Microsoft Corp.
	4.	Cisco Systems, Inc.
	5.	Comcast Corp.
Bonds	1.	U.S. Treasury Bond, 4.50%, 11/30/11
	2.	American Strategic, Inc. Portfolio II
	3.	McDonald’s Corp., 7.31%, 9/15/27
	4.	U.S. Treasury inflation-protected security, 3.38%, 1/15/12
	5.	Procter & Gamble, 9.36%, 1/1/21
Total Number of Holdings: 161

Sit Balanced Fund

Portfolio of Investments - June 30, 2007

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Common Stocks (63.6%) (2)
Commercial Services (0.3%)
600	The McGraw-Hill Companies, Inc.	40,848

Communications (2.3%)
100	AT&T, Inc.	4,150
3,400	Crown Castle Intl. Corp. (3)	123,318
700	NII Holdings, Inc. (3)	56,518
3,000	Vodafone Group, A.D.R.	100,890

		284,876

Consumer Non-Durables (3.0%)
1,300	Colgate-Palmolive Co.	84,305
2,600	PepsiCo, Inc.	168,610
2,000	The Procter & Gamble Co.	122,380

		375,295

Consumer Services (3.4%)
6,600	Comcast Corp. (3)	185,592
1,000	Harrah’s Entertainment, Inc.	85,260
2,000	Marriott International, Inc.	86,480
3,000	News Corp.	63,630

		420,962

Electronic Technology (7.4%)
2,000	Analog Devices, Inc.	75,280
600	Apple Computer, Inc. (3)	73,224
7,400	Cisco Systems, Inc. (3)	206,090
5,500	EMC Corp. (3)	99,550
1,400	Hewlett-Packard Co.	62,468
3,800	Intel Corp.	90,288
5,100	Nokia Corp., A.D.R.	143,361
2,800	Qualcomm, Inc.	121,492
1,500	Texas Instruments, Inc.	56,445

		928,198

Energy Minerals (5.8%)
1,300	Murphy Oil Corp.	77,272
3,000	Occidental Petroleum Corp.	173,640
2,700	Southwestern Energy Co. (3)	120,150
800	Suncor Energy, Inc.	71,936
900	Ultra Petroleum Corp. (3)	49,716
1,200	Valero Energy Corp.	88,632
2,333	XTO Energy, Inc.	140,214

		721,560

Finance (9.0%)
1,500	American Express Co.	91,770
2,221	American International Group, Inc.	155,537
75	Chicago Mercantile Exchange Holdings Inc.	40,077
2,166	Citigroup, Inc.	111,094
1,400	Franklin Resources, Inc.	185,458
600	Goldman Sachs Group, Inc.	130,050
2,000	JPMorgan Chase & Co.	96,900
500	Mellon Financial Corp.	22,000

Quantity/Par($) Name of Issuer		Market Value ($)(1)

800	Merrill Lynch & Co., Inc.	66,864
1,000	Prudential Financial, Inc.	97,230
3,800	Wells Fargo & Co.	133,646

		1,130,626

Health Services (1.7%)
600	Medco Health Solutions, Inc. (3)	46,794
1,700	UnitedHealth Group, Inc.	86,938
1,000	WellPoint, Inc. (3)	79,830

		213,562

Health Technology (6.7%)
2,300	Abbott Laboratories	123,165
2,400	Celgene Corp. (3)	137,592
2,300	Genentech, Inc. (3)	174,018
1,000	Genzyme Corp. (3)	64,400
2,400	Gilead Sciences, Inc. (3)	93,048
1,000	Johnson & Johnson	61,620
2,155	Pfizer, Inc.	55,103
1,700	Thermo Fisher Scientific, Inc.	87,924
500	Zimmer Holdings, Inc. (3)	42,445

		839,315

Industrial Services (3.4%)
700	McDermott International, Inc.	58,184
1,100	Noble Corp.	107,272
3,000	Schlumberger, Ltd.	254,820

		420,276

Non-Energy Minerals (0.5%)
650	Allegheny Technologies, Inc.	68,172

Process Industries (2.1%)
1,150	Air Products and Chemicals, Inc.	92,425
2,500	Monsanto Co.	168,850

		261,275

Producer Manufacturing (7.3%)
2,900	ABB, Ltd.	65,540
700	Caterpillar, Inc.	54,810
700	Deere & Co.	84,518
1,800	Emerson Electric Co.	84,240
1,100	General Dynamics Corp.	86,042
6,200	General Electric Co.	237,336
1,100	ITT Industries, Inc.	75,108
1,200	The Boeing Co.	115,392
1,600	United Technologies Corp.	113,488

		916,474

Retail Trade (3.4%)
3,700	CVS/Caremark Corp.	134,865
1,200	J.C. Penney Co., Inc.	86,856
1,200	Lowe’s Companies, Inc.	36,828
2,700	Target Corp.	171,720

		430,269

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Technology Services (5.1%)
2,000	Adobe Systems, Inc. (3)	80,300
1,600	Automatic Data Processing, Inc.	77,552
300	Google, Inc. (3)	157,014
7,000	Microsoft Corp.	206,290
1,200	Oracle Corporation	23,652
900	SAP AG	45,963
2,500	Western Union Co.	52,075

		642,846

Transportation (1.1%)
1,200	Burlington Northern Sante Fe Corp.	102,168
1,300	UTI Worldwide, Inc.	34,827

		136,995

Utilities (1.1%)
2,700	Equitable Resources, Inc.	133,812

Total common stocks		7,965,361

(cost: $5,748,705)

Bonds (31.3%) (2)
Asset-Backed Securities (4.5%)
25,000	Countrywide 2006-S6 A4, 5.80%, 3/25/34	24,502
	GMAC Mortgage Corporation Loan Trust:
90,000	2007-HE2 A4, 6.42%, 12/25/37	89,997
75,000	2007-HE2 A5, 6.55%, 12/25/37	74,998
	Green Tree Financial Corp.:
1,270	1995-5 A6, 7.25%, 9/15/26	1,275
33,762	1997-1 A6, 7.29%, 3/15/28	34,882
35,140	1997-6 A10, 6.87%, 1/15/29	35,844
39,254	Indymac Mfg. Housing,
	1998-2 A2, 6.17%, 12/25/11	37,264
	Origen Mfg. Housing:
41,220	2001-A A5, 7.08%, 3/15/32	42,123
23,903	2002-A A3, 6.17%, 5/15/32	23,689
	Residential Funding:
40,000	2003-HI2 A6, 4.76%, 7/25/28	37,998
75,000	2006-HSA1 A4, 5.49%, 2/25/36	71,820
50,000	2007-HI1 A3, 5.72%, 3/25/37	49,471
50,000	Structured Asset Securities Corp.
	2005-4XS, 5.25%, 3/25/35	46,657

		570,520

Collateralized Mortgage Obligations (8.4%)
	Bank of America Funding Corp:
43,175	2005-5 A11, 5.50%, 9/25/35	41,252
50,000	2006-7 A12, 6.00%, 9/25/36	49,717
7,359	Countrywide Alternative Loan Trust
	2005-53T2 2A1, 6.00%, 11/25/35	7,247
	Countrywide Home Loans:
50,000	2004-21 A9, 6.00%, 11/25/34	49,879

Quantity/Par($) Name of Issuer		Market Value ($)(1)

50,000	2005-J3 1A2, 5.50%, 9/25/35	47,686
120,000	2005-24 A36, 5.50%, 11/25/35	114,900
32,006	FHLMC, 3.25%, 4/15/32	28,521
	Federal National Mtg. Association:
69,956	6.50%, 10/25/17	71,181
23,978	5.50%, 5/25/25	23,275
50,000	5.00%, 12/25/31	46,319
38,568	4.00%, 5/25/33	35,556
100,000	5.50%, 4/25/35	96,885
35,032	GSR Mortgage Loan Trust 2005-4F 5A2,
	6.00%, 5/25/35	34,573
25,000	GMAC Loan Trust 2006-A4, 6.09%, 10/25/36	24,741
75,000	JPALT 2006-S3, 6.12%, 8/25/36	74,613
50,319	Master Asset Securitization Trust
	2003-4 CA1, 8.00%, 5/25/18	53,075
	Residential Funding Mtg. Securities:
47,082	2005-S6 A2, 5.25%, 8/25/35	44,595
100,845	2006-S3 A8, 5.50%, 03/25/36	97,966
36,453	Washington Mutual Mtg. Pass-Through
	2002-S8, 5.25%, 1/25/18	35,405
75,000	Wells Fargo Mortgage Backed Securities
	2002-S8, 5.25%, 1/25/18	75,194

		1,052,580

Corporate Bonds (8.1%)
50,000	AGL Capital Trust, 8.17%, 6/1/37	52,106
67,824	America West Airlines, 7.93%, 1/2/19	73,043
50,000	BAC Capital Trust, 6.63%, 5/23/36	50,983
50,000	Bard (C.R.), Inc., 6.70%, 12/1/26	51,545
50,000	Citigroup Capital III, 7.625%, 12/01/36	57,820
50,000	Commonwealth Edison, 5.90%, 3/15/36	48,431
75,000	Continental Airlines, Inc., 6.563%, 2/15/12	77,344
50,000	CSX Corp., 9.75%, 6/15/20	63,894
25,000	First Union Corp, 7.57%, 8/1/26	28,985
150,000	McDonald’s Corp., 7.31%, 9/15/27	150,343
50,000	Midamerican Energy Hldgs, 8.48%, 9/15/28	61,744
50,000	Narragansett Electric, 7.39%, 10/1/27	51,276
96,849	Procter & Gamble ESOP, 9.36%, 1/1/21	117,578
65,000	Susa Partnership (GE), 7.45%, 7/1/18	72,949
50,000	Wal-Mart Stores, 8.80%, 12/30/14	58,004

		1,016,045

Federal Home Loan Mortgage Corporation (0.8%)
36,342	8.38%, 5/17/20	38,542
18,601	8.50%, 7/1/18	19,668
33,924	8.50%, 10/1/30	36,268

		94,478

See accompanying notes to portfolios of investments on page 44.

Sit Balanced Fund

Portfolio of Investments - June 30, 2007

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Federal National Mortgage Association (2.8%)
63,011	7.00%, 10/1/33	64,699
81,980	7.15%, 10/1/30	85,124
19,375	7.50%, 6/1/32	20,320
19,651	8.00%, 12/1/27	20,695
57,718	8.00%, 2/1/31	60,803
38,490	8.46%, 4/15/26	41,610
19,749	9.50%, 5/1/27	21,711
9,721	9.75%, 1/15/13	10,459
9,322	10.25%, 6/15/13	10,064
15,413	11.00%, 12/1/12	16,425

		351,910

Government National Mortgage Association (0.6%)
53,242	7.00%, 12/15/24	55,832
3,474	9.00%, 6/15/11	3,703
2,313	9.00%, 6/15/09	2,386
7,004	9.00%, 11/15/16	7,496
1,041	9.50%, 5/20/16	1,121
1,529	9.50%, 9/20/18	1,655
987	11.25%, 10/15/11	1,080

		73,273

Taxable Municipal Securities (0.8%)
100,000	Academica Charter School, 8.00%, 8/15/24	97,805
8,000	Bernalillo Multifamily, Series 1998A, 7.50%, 9/20/20	8,425

		106,230

U.S. Government Securities (5.3%)
225,000	U.S. Treasury Strips, Zero Coupon, 5.02% Effective Yield, 5/15/30	69,864
145,438	U.S. Treasury inflation-protected security, 3.375%, 1/15/12 (*)	150,119
200,000	U.S. Treasury Bond, 4.50%, 11/30/11	196,594
	U.S. Treasury Notes:
100,000	3.50%, 11/15/09	96,891
100,000	4.50%, 11/15/10	98,797
50,000	4.50%, 5/15/17	47,938

		660,203

Total bonds		3,925,239

(cost: $3,984,662)

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Closed-End Mutual Funds (3.0%) (2)
5,009	American Select Portfolio	62,512
5,503	American Strategic, Inc. Portfolio	63,450
13,470	American Strategic, Inc. Portfolio II	159,485
7,109	American Strategic, Inc. Portfolio III	84,313

Total closed-end mutual funds		369,760

(cost: $354,433)

Short-Term Securities (2.2%) (2)
277,000	Sit Money Market Fund, 4.96% (4)	277,000

(cost: $277,000)

Total investments in securities		$12,537,360

(cost: $10,364,800) (5)

*

U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

See accompanying notes to portfolios of investments on page 44.

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Sit Dividend Growth Fund - Class I and Class S
One Year Ended June 30, 2007

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Roger J. Sit, Michael J. Stellmacher

          The Sit Dividend Growth Fund Class I posted a +21.48% return over the last twelve months, compared to the +20.59% return for the S&P 500 Index.

           Stocks were able to overcome numerous obstacles (e.g., higher interest rates, weak housing markets, higher oil prices) to post solid gains over the past twelve months. To be sure, returns of the past year will be difficult to duplicate, as valuations are higher, and these same risks are unlikely to diminish over the intermediate term. However, we believe that equities remain attractively valued and corporate earnings should be strong enough to drive stocks higher in the coming year.
          While stock buybacks and buyout activity have overshadowed dividend announcements in recent months, we continue to believe that a long-term trend is underway, as corporations restore payout ratios (i.e., dividends as a percentage of earnings) back to the historical normal range of 45%-55%. Sustained dividend increases, combined with a slower rate of earnings growth, will gradually bring payout ratios up from the historically low level of approximately 30%. Our strategy, which has not changed since the inception of the Fund, is to identify companies that have potential to steadily increase dividends to shareholders through a combination of earnings growth and higher payout ratios. To this point, the Fund’s statistical characteristics related to “stability” (e.g., earnings consistency, balance sheet strength) and “quality” (e.g., high return on capital, cash flow generation) are superior to the S&P 500 Index average. We believe these metrics will carry particular importance in an environment of slowing corporate earnings growth and somewhat higher market volatility that we foresee in the months ahead.
          The Fund’s strong twelve-month performance relative to the S&P 500 Index was driven by strong stock selection in the finance, process industries and technology services sectors. Key winners in these sectors included Terra Nitrogen (+295% 12-month total return), Alliance Bernstein (+50%), Macquarie Infrastructure (+72%) and Syntel (+58%). Conversely, the Fund’s performance was hurt by underweighting the strongly performing technology sector, along with underperformance within the health technology and energy minerals sectors.
          We are pleased to report strong one-year and since-inception returns for the Fund, and we remain optimistic about its prospects over the near and long term.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

          The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

PORTFOLIO SUMMARY

	Class I	Class S

Net Asset Value

6/30/07:	$14.42 Per Share	$14.39 Per Share

6/30/06:	$12.26 Per Share	$12.26 Per Share

Total Net Assets	$37.7 Million	$2.8 Million

Weighted Average Market Cap: $81.5 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Class I	S&P 500 Index(1)	Class S	S&P 500 Index(1)
3 Month**	6.40%	6.28%	6.27%	6.28%
6 Month**	9.29	6.96	9.07	6.96
1 Year	21.48	20.59	21.02	20.59
3 Year	15.52	11.67	n/a	n/a
5 Year	n/a	n/a	n/a	n/a
Inception***	13.74	11.00	16.75	14.82

CUMULATIVE TOTAL RETURNS*

	Class I	S&P 500 Index(1)	Class S	S&P 500 Index(1)
1 Year	21.48%	20.59%	21.02%	20.59%
3 Year	54.17	39.27	n/a	n/a
5 Year	n/a	n/a	n/a	n/a
Inception***	56.88	44.07	21.35	18.85

*As of 6/30/07

**Not annualized.

***Dividend Growth Fund Class I Inception was 12/31/03: Dividend Growth Fund Class S Inception was 3/31/06.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/03) and held until 6/30/07 would have grown to $15,688 in the Fund or $14,407 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	General Electric Co.
2.	Total S.A.
3.	Citigroup, Inc.
4.	Marathon Oil Corp.
5.	Wells Fargo & Co.
6.	United Technologies Corp.
7.	AllianceBernstein Holdings
8.	Proctor & Gamble Co.
9.	Johnson & Johnson, Inc.
10.	J.P. Morgan Chase & Co.
Total Number of Holdings: 85

Sit Dividend Growth Fund

Portfolio of Investments - June 30, 2007

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (96.1%) (2)

Commercial Services (2.4%)
8,400	McGraw-Hill Companies, Inc.	571,872
8,800	Pitney Bowes, Inc.	412,016

		983,888

Communications (2.0%)
18,900	AT&T, Inc.	784,350

Consumer Non-Durables (9.1%)
7,500	Colgate-Palmolive Co.	486,375
6,500	Diageo p.l.c.	541,515
7,100	General Mills, Inc.	414,782
5,900	Kimberly-Clark Corp.	394,651
11,300	PepsiCo, Inc.	732,805
13,600	Procter & Gamble Co.	832,184
2,900	VF Corp.	265,582

		3,667,894

Electronic Technology (4.2%)
8,400	Analog Devices, Inc.	316,176
9,100	Hewlett-Packard Co.	406,042
3,000	International Business Machines Corp.	315,750
11,000	Nokia Corp., A.D.R.	309,210
7,700	Qualcomm, Inc.	334,103

		1,681,281

Energy Minerals (9.1%)
7,600	Chevron Corp.	640,224
13,500	Hugoton Royalty Trust	340,605
15,900	Marathon Oil Corp.	953,364
12,600	Occidental Petroleum Corp.	729,288
12,400	Total S.A.	1,004,152

		3,667,633

Finance (20.0%)
10,000	ACE, Ltd.	625,200
9,600	AllianceBernstein Holding, LP	836,064
5,700	AMB Property Corp.	303,354
11,500	Aspen Insurance Holdings, Ltd.	322,805
18,900	Citigroup, Inc.	969,381
2,500	Franklin Resources, Inc.	331,175
7,400	IPC Holdings, Ltd.	238,946
16,250	J.P. Morgan Chase & Co.	787,312
8,800	Lincoln National Corp.	624,360
9,700	Macquarie Infrastructure Co. Trust	402,356
14,000	Mellon Financial Corp.	616,000

Quantity	Name of Issuer	Market Value ($)(1)

6,400	Northern Trust Corp.	411,136
8,600	UBS AG	516,086
8,100	U.S. Bancorp	266,895
24,500	Wells Fargo & Co.	861,665

		8,112,735

Health Services (1.8%)
7,200	McKesson Corp.	429,408
8,600	Owens & Minor, Inc.	300,484

		729,892

Health Technology (11.7%)
11,400	Abbott Laboratories	610,470
9,200	Becton, Dickinson & Co.	685,400
4,800	C.R. Bard, Inc.	396,624
6,950	Eli Lilly and Co.	388,366
6,300	GlaxoSmithKline p.l.c.	329,931
13,100	Johnson & Johnson, Inc.	807,222
10,200	Novartis AG, A.D.R.	571,914
12,800	PerkinElmer, Inc.	333,568
10,900	Wyeth	625,006

		4,748,501

Industrial Services (3.1%)
3,900	Diamond Offshore Drilling, Inc.	396,084
2,500	Granite Construction, Inc.	160,450
11,200	Halliburton Co.	386,400
5,000	Lufkin Industries, Inc.	322,750

		1,265,684

Non-Energy Minerals (1.4%)
2,300	Carpenter Technology Corp.	299,713
3,000	Southern Peru Copper Corp.	282,780

		582,493

Process Industries (4.0%)
4,600	Air Products and Chemicals, Inc.	369,702
8,300	Compass Minerals International, Inc.	287,678
8,100	E.I. Du Pont de Nemours and Co.	411,804
8,000	RPM International, Inc.	184,880
12,600	UAP Holding Corp.	379,764

		1,633,828

Producer Manufacturing (13.2%)
11,400	ABB, Ltd., A.D.R.	257,640
4,900	Deere & Co.	591,626
16,500	Emerson Electric Co.	772,200
9,200	General Dynamics Corp.	719,624
38,500	General Electric Co.	1,473,780
6,000	Honeywell International Inc.	337,680

Quantity	Name of Issuer	Market Value ($)(1)

4,800	ITT Industries, Inc.	327,744
12,100	United Technologies Corp.	858,253

		5,338,547

Retail Trade (3.2%)
4,600	Best Buy Co., Inc.	214,682
10,300	Cato Corp.	225,982
4,600	Costco Wholesale Corp.	269,192
5,900	Nordstrom Inc.	301,608
10,000	TJX Co	275,000

		1,286,464

Technology Services (4.4%)
10,300	Accenture, Ltd.	441,767
8,400	Automatic Data Processing, Inc.	407,148
23,700	Microsoft Corp.	698,439
7,222	Syntel, Inc.	219,477

		1,766,831

Transportation (2.8%)
3,100	Burlington Northern Santa Fe Corp.	263,934
3,500	C.H. Robinson Worldwide	183,820
6,600	Ship Finance International, Ltd.	195,888
3,300	Tsakos Energy Navigation, Ltd.	230,703
3,650	United Parcel Service, Inc.	266,450

		1,140,795

Utilities (3.7%)
5,400	Enel S.p.A.	289,980
9,300	Equitable Resources, Inc.	460,908
6,600	Exelon Corp.	479,160
8,400	Southern Co.	288,036

		1,518,084

Total common stocks		38,908,900

(cost: $32,687,734)

Closed-End Mutual Funds (1.9%) (2)
23,050	Kayne Anderson MLP Invest. Co.	765,491

(cost: $651,039)

Short-Term Securities (1.9%) (2)
763,000	Sit Money Market Fund, 4.96% (4)	763,000

(cost: $763,000)

Total investments in securities
(cost: $34,101,773) (5)		$ 40,437,391

See accompanying notes to portfolios of investments on page 44.

Sit Large Cap Growth Fund
One Year Ended June 30, 2007

Portfolio Managers: Eugene C. Sit, Peter L. Mitchelson, Roger J. Sit, Ronald D. Sit

          The Sit Large Cap Growth Fund’s one-year return was +17.79%, compared to the +19.04% return for the Russell 1000® Growth Index. The S&P 500 Index posted a +20.59% return for the period.
          Despite periodic setbacks, U.S. stocks posted above average returns over the past twelve months, as strength in the global economy resulted in surprisingly strong earnings gains for U.S. corporations. While housing market weakness and higher oil prices had a dampening effect on economic growth early in 2007, recent data has pointed to an acceleration in economic activity in the second quarter. Despite the recent pick up in economic activity, however, corporate earnings growth has clearly decelerated from the unsustainable pace of growth in recent years. We believe this is a key reason that growth stocks have turned in strong absolute and relative to performance thus far in 2007. For example, the Russell 1000® Growth Index has outperformed the Russell 1000® Value Index by almost two full percentage points year-to-date.
          Relative to the S&P 500 Index, performance over the past year was aided by strong stock selection and an under weighted position in the finance sector, along with good stock selection in the process industries, electronic technology and industrial services sectors. In terms of individual stocks, Franklin Resources (+53% total return over the past twelve months), Monsanto (+62%), Equitable Resources (+51%), Vodafone PLC (+66%) and EMC (+65%) were among the key winners during the period. The lagging groups within the Fund over the period were consumer non-durables, health technology and energy minerals, as the absence (within the Fund) of strongly performing Exxon Mobil detracted from relative returns over the past year.
          We believe that an improving backdrop for growth investing will favor current over-weighted sectors (relative to the S&P 500 Index) within the Fund, including health technology, electronic technology and technology services. We also favor companies benefiting from global growth and industrial capital spending; therefore, the Fund is overweighted in both the industrial services and producer manufacturing sectors. Slower growth groups, including utilities, finance and consumer non-durables, remain underweighted.
          We remain enthusiastic about the Fund’s prospects in the year ahead and appreciate continued shareholder interest.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 6/30/07:	$43.99 Per Share
6/30/06:	$37.60 Per Share

Total Net Assets:	$125.7 Million

Weighted Average Market Cap:	$81.0 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index(1)	Russell 1000® Index(2)

3 Month**	7.27%	6.86%	5.89%
6 Month**	8.86	8.12	7.18
1 Year	17.79	19.04	20.43
5 Year	11.04	9.28	11.33
10 Year	4.42	4.39	7.55
Inception***	11.20	12.04	13.62
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index(1)	Russell 1000® Index(2)

1 Year	17.79%	19.04%	20.43%
5 Year	68.79	55.86	71.01
10 Year	54.04	53.67	107.04
Inception***	1298.47	1584.46	2287.89
(9/2/82)

*As of 6/30/07	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance. ***On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

(1)

An unmanaged index that measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

(2)	An unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index (the largest 3,000 U.S. companies based on total market capitalization).

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/97 and held until 6/30/07 would have grown to $15,404 in the Fund or $15,367 in the Russell 1000® Growth Index.

TOP 10 HOLDINGS

1.	General Electric Co.
2.	Cisco Systems, Inc.
3.	Schlumberger, Ltd.
4.	Monsato Co.
5.	Franklin Resources, Inc.
6.	Comcast Corp
7.	Target Corp.
8.	Genentech, Inc.
9.	American International Group, Inc.
10.	Microsoft Corp.
Total Number of Holdings: 84

Sit Large Cap Growth Fund

Portfolio of Investments - June 30, 2007

Quantity Name of Issuer		Market Value ($)(1)

Common Stocks (95.7%) (2)
Commercial Services (0.8%)

14,300	The McGraw-Hill Companies, Inc.	973,544

Communications (4.8%)
32,000	AT&T, Inc.	1,328,000
62,200	Crown Castle Intl. Corp. (3)	2,255,994
13,800	NII Holdings, Inc. (3)	1,114,212
41,625	Vodafone Group, A.D.R.	1,399,848

		6,098,054

Consumer Non-Durables (3.8%)
16,850	Colgate-Palmolive Co.	1,092,722
33,300	PepsiCo, Inc.	2,159,505
25,400	Procter & Gamble Co.	1,554,226

		4,806,453

Consumer Services (5.2%)
91,350	Comcast Corp. (3)	2,568,761
14,500	Harrah’s Entertainment, Inc.	1,236,270
9,000	International Game Technology	357,300
29,200	Marriott International, Inc.	1,262,608
53,600	News Corp.	1,136,856

		6,561,795

Electronic Technology (11.5%)
49,500	Analog Devices, Inc.	1,863,180
9,200	Apple Computer, Inc. (3)	1,122,768
104,400	Cisco Systems, Inc. (3)	2,907,540
76,500	EMC Corp. (3)	1,384,650
35,800	Hewlett-Packard Co.	1,597,396
49,700	Intel Corp.	1,180,872
58,400	Nokia Corp., A.D.R.	1,641,624
40,800	Qualcomm, Inc.	1,770,312
27,000	Texas Instruments, Inc.	1,016,010

		14,484,352

Energy Minerals (8.1%)
21,100	Murphy Oil Corp.	1,254,184
32,000	Occidental Petroleum Corp.	1,852,160
40,400	Southwestern Energy Co. (3)	1,797,800
11,700	Suncor Energy, Inc.	1,052,064
11,600	Ultra Petroleum Corp. (3)	640,784
19,900	Valero Energy Corp.	1,469,814
34,366	XTO Energy, Inc.	2,065,397

		10,132,203

Finance (13.9%)
19,800	American Express Co.	1,211,364
32,862	American International Group, Inc.	2,301,326

Quantity Name of Issuer		Market Value ($)(1)

2,300	Chicago Merc. Exchange Holdings, Inc.	1,229,028
33,100	Citigroup, Inc.	1,697,699
19,400	Franklin Resources, Inc.	2,569,918
26,400	J.P. Morgan Chase & Co.	1,279,080
37,300	Mellon Financial Corp.	1,641,200
11,600	Merrill Lynch & Co., Inc.	969,528
12,900	Prudential Financial, Inc.	1,254,267
8,100	The Goldman Sachs Group, Inc.	1,755,675
44,200	Wells Fargo & Co.	1,554,514

		17,463,599

Health Services (2.3%)
8,100	Medco Health Solutions, Inc. (3)	631,719
22,700	UnitedHealth Group, Inc.	1,160,878
13,000	WellPoint, Inc. (3)	1,037,790

		2,830,387

Health Technology (10.4%)
38,500	Abbott Laboratories	2,061,675
36,000	Celgene Corp. (3)	2,063,880
32,500	Genentech, Inc. (3)	2,458,950
14,500	Genzyme Corp. (3)	933,800
40,800	Gilead Sciences, Inc. (3)	1,581,816
21,750	Johnson & Johnson	1,340,235
32,225	Pfizer, Inc.	823,994
23,900	Thermo Fisher Scientific, Inc. (3)	1,236,108
6,500	Zimmer Holdings, Inc. (3)	551,785

		13,052,243

Industrial Services (4.1%)
11,400	McDermott International, Inc. (3)	947,568
15,300	Noble Corp.	1,492,056
32,400	Schlumberger, Ltd.	2,752,056

		5,191,680

Non-Energy Minerals (0.9%)
10,650	Allegheny Technologies, Inc.	1,116,972

Process Industries (3.1%)
15,100	Air Products and Chemicals, Inc.	1,213,587
39,600	Monsanto Co.	2,674,584

		3,888,171

Producer Manufacturing (10.8%)
42,900	ABB, Ltd., A.D.R.	969,540
8,700	Caterpillar, Inc.	681,210
10,600	Deere & Co.	1,279,844
26,200	Emerson Electronic Co.	1,226,160
16,600	General Dynamics Corp.	1,298,452

Quantity Name of Issuer		Market Value ($)(1)

97,800	General Electric Co.	3,743,784
18,100	ITT Corp.	1,235,868
19,000	The Boeing Co.	1,827,040
18,300	United Technologies Corp.	1,298,019

		13,559,917

Retail Trade (4.8%)
53,700	CVS Corp.	1,957,365
14,500	J.C. Penney Co., Inc.	1,049,510
17,800	Lowe’s Companies, Inc.	546,282
39,800	Target Corp.	2,531,280

		6,084,437

Technology Services (8.3%)
29,000	Accenture, Ltd.	1,243,810
29,000	Adobe Systems, Inc. (3)	1,164,350
22,200	Automatic Data Processing, Inc.	1,076,034
21,800	First Data Corp.	712,206
3,900	Google, Inc. (3)	2,041,182
76,900	Microsoft Corp.	2,266,244
31,500	Oracle Corp. (3)	620,865
13,000	SAP AG	663,910
33,700	Western Union Co.	701,971

		10,490,572

Transportation (1.4%)
14,800	Burlington Northern Sante Fe Corp.	1,260,072
18,800	UTI Worldwide, Inc.	503,652

		1,763,724

Utilities (1.5%)
38,000	Equitable Research, Inc.	1,883,280

Total common stocks		120,381,383

(cost: $93,228,080)

Short-Term Securities (4.2%) (2)
5,224,000	Sit Money Market Fund, 4.96% (4)	5,224,000

(cost: $5,224,000)

Total investments in securities
(cost: $98,452,080) (5)		$125,605,383

See accompanying notes to portfolios of investments on page 44.

Sit Mid Cap Growth Fund
One Year Ended June 30, 2007

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Matt T. Loucks, Robert W. Sit

          The Sit Mid Cap Growth Fund’s twelve-month return was +20.75%, compared to +19.73% for the Russell Mid Cap® Growth Index. The Russell Mid Cap® Index also rose +20.83% during the period.
          Once again, mid cap stocks provided strong returns over the past twelve months, both on an absolute basis and relative to both small and large cap issues. While we remain generally positive on the outlook for stocks, there is a risk that the tailwinds helping equities – particularly falling interest rates (which increase stock valuations) and accelerating corporate earnings growth – are now reversing. While this may limit the return potential for equities over the intermediate term, we believe that the prospects for improving relative performance for growth stocks are enhanced in this environment. Strong relative earnings gains from growth stocks stand out as earnings for the broad market decelerate, which, historically, has led to the growth style outperforming value in similar periods.
          The strong twelve month relative performance of the Fund was driven by strong stock selection, particularly in the electronic technology, producer manufacturing and consumer non-durables sectors. Good stock selection and overweighting the strongly performing finance sector also added to returns. The stocks that contributed most significantly to performance included Precision Castparts (+103% twelve-month total return), Apple (+113%), Coach (+58%), Intercontinental Exchange (+155%) and McDermott International (+79%). Conversely, our holdings in the retail trade sector detracted from performance, as both Chico’s FAS (-21%) and Best Buy (-14%) fell during the period.
          In terms of strategy, we believe the key investment themes that have driven the solid returns for the Fund in recent years remain in place. Traditional growth sectors, such as technology and health care, remain attractive based on strong fundamentals and attractive valuations. In addition, many sectors, such as capital goods, energy and transportation, are benefiting from strong economic growth outside the U.S. The Fund remains underweighted in sectors that are most exposed to domestic consumer spending, as a weak housing market and higher energy prices are weighing down growth prospects.
          Given investor enthusiasm for mid cap stocks and our positive fundamental outlook for companies held in the Fund, we remain optimistic about the Fund’s prospects in the year ahead.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 6/30/07:	$15.71 Per Share
6/30/06:	$13.01 Per Share

Total Net Assets:	$205.3 Million

Weighted Average Market Cap:	$12.8 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index(1)	Russell Midcap® Index (2)

3 Month**	7.82%	6.75%	5.30%
6 Month**	12.37	10.98	9.90
1 Year	20.75	19.73	20.83
5 Year	14.71	15.45	16.39
10 Year	6.63	8.66	11.86
Inception	13.89	n/a	n/a
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index(1)	Russell Midcap® Index (2)

1 Year	20.75%	19.73%	20.83%
5 Year	98.61	105.09	113.58
10 Year	90.09	129.41	206.74
Inception	2430.80	n/a	n/a
(9/2/82)

*As of 6/30/07	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
(2)	An unmanaged index that measures the performance of the 800 smallest companies in The Russell 1000® Index.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/97 and held until 6/30/07 would have grown to $19,009 in the Fund or $22,941 in the Russell Midcap® Growth Index.

TOP 10 HOLDINGS

1.	Coach, Inc.
2.	Celgene Corp.
3.	Affiliated Managers Group, Inc.
4.	Smith International, Inc.
5.	McDermott International, Inc.
6.	Precision Castparts Corp.
7.	XTO Energy, Inc.
8.	NII Holdings, Inc.
9.	Cognizant Tech. Solutions Corp.
10.	Analog Devices, Inc.
Total Number of Holdings: 87

Sit Mid Cap Growth Fund
Portfolio of Investments - June 30, 2007

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (98.1%) (2)
Commercial Services (1.1%)
43,400	Aecom Technology Corp. (3)	1,076,754
16,300	McGraw-Hill Companies, Inc.	1,109,704

		2,186,458

Communications (4.2%)
74,600	American Tower Corp. (3)	3,133,200
313,000	Level 3 Communications, Inc. (3)	1,831,050
46,400	NII Holdings, Inc. (3)	3,746,336

		8,710,586

Consumer Durables (1.7%)
28,800	Electronic Arts Inc. (3)	1,362,816
61,700	Scientific Games Corp. (3)	2,156,415

		3,519,231

Consumer Non-Durables (5.2%)
28,600	Bare Escentuals, Inc. (3)	976,690
137,700	Coach, Inc. (3)	6,525,603
23,500	Hansen Natural Corp. (3)	1,010,030
21,400	Polo Ralph Lauren Corp.	2,099,554

		10,611,877

Consumer Services (3.2%)
21,900	Harrah’s Entertainment, Inc.	1,867,194
61,700	International Game Technology	2,449,490
52,400	Marriott International, Inc.	2,265,776

		6,582,460

Electronic Technology (10.7%)
91,150	Analog Devices, Inc.	3,430,886
17,900	Apple Computer, Inc. (3)	2,184,516
86,775	Broadcom Corp. (3)	2,538,169
27,000	F5 Networks, Inc. (3)	2,176,200
62,950	Juniper Networks, Inc. (3)	1,584,452
18,900	KLA-Tencor Corp.	1,038,555
35,500	Lam Research Corp. (3)	1,824,700
58,200	Network Appliance, Inc. (3)	1,699,440
52,900	Trimble Navigation, Ltd. (3)	1,703,380
29,100	VeriFone Holdings, Inc. (3)	1,025,775
101,683	Xilinx, Inc.	2,722,054

		21,928,127

Energy Minerals (7.2%)
29,000	Apache Corp.	2,366,110
31,900	Frontier Oil Corp.	1,396,263
47,900	Geokinetics, Inc. (3)	1,486,337
32,600	Murphy Oil Corp.	1,937,744
76,400	Southwestern Energy Corp. (3)	3,399,800
69,916	XTO Energy, Inc.	4,201,952

		14,788,206

Quantity	Name of Issuer	Market Value ($)(1)

Finance (9.6%)
51,050	Ace, Ltd.	3,191,646
37,400	Affiliated Managers Group, Inc. (3)	4,815,624
15,600	IntercontinentalExchange, Inc. (3)	2,306,460
26,600	Lehman Brothers Holdings, Inc.	2,016,280
32,000	Northern Trust Corp.	2,055,680
54,500	T. Rowe Price Group Inc.	2,828,005
89,600	TCF Financial Corp.	2,490,880

		19,704,575

Health Services (3.8%)
31,100	Coventry Health Care, Inc. (3)	1,792,915
22,800	Express Scripts, Inc. (3)	1,140,228
30,200	Laboratory Corp. (3)	2,363,452
56,000	Stericycle, Inc. (3)	2,489,760

		7,786,355

Health Technology (14.5%)
15,000	Alcon, Inc.	2,023,650
34,600	Allergan, Inc.	1,994,344
35,600	Amylin Pharmaceuticals, Inc. (3)	1,465,296
107,100	Celgene Corp. (3)	6,140,043
85,800	Gilead Sciences, Inc. (3)	3,326,466
23,400	Idexx Laboratories, Inc. (3)	2,214,342
22,150	Intuitive Surgical, Inc. (3)	3,073,755
54,000	Kyphon, Inc. (3)	2,600,100
51,800	SurModics, Inc. (3)	2,590,000
66,050	Thermo Fisher Scientific Inc. (3)	3,416,106
29,000	Vertex Pharmaceuticals, Inc. (3)	828,240

		29,672,342

Industrial Services (6.2%)
52,300	McDermott International, Inc. (3)	4,347,176
27,400	Noble Corp.	2,672,048
78,500	Smith International, Inc.	4,603,240
23,200	URS Corp. (3)	1,126,360

		12,748,824

Non-Energy Minerals (2.7%)
26,750	Allegheny Technologies, Inc.	2,805,540
36,700	RTI International Metals, Inc. (3)	2,766,079

		5,571,619

Process Industries (2.8%)
68,900	Airgas, Inc.	3,300,310
45,600	Albemarle Corp.	1,756,968
6,700	National-Oilwell Varco, Inc. (3)	698,408

		5,755,686

Quantity	Name of Issuer	Market Value ($)(1)

Producer Manufacturing (8.3%)
59,950	AMETEK, Inc.	2,378,816
63,000	IDEX Corp.	2,428,020
42,000	ITT Industries, Inc.	2,867,760
33,200	Jacobs Engineering Group, Inc. (3)	1,909,332
34,900	Precision Castparts Corp.	4,235,464
16,200	Rockwell Collins, Inc.	1,144,368
19,200	Textron, Inc.	2,114,112

		17,077,872

Retail Trade (3.6%)
28,200	Dick’s Sporting Goods, Inc. (3)	1,640,394
55,000	GameStop Corp. (3)	2,150,500
23,600	J.C. Penney Company, Inc.	1,708,168
38,700	Nordstrom, Inc.	1,978,344

		7,477,406

Technology Services (10.8%)
80,590	Adobe Systems, Inc. (3)	3,235,688
27,850	Akamai Technologies, Inc. (3)	1,354,624
52,300	Amdocs, Ltd. (3)	2,082,586
47,100	Autodesk, Inc. (3)	2,217,468
69,300	Ceridian Corp. (3)	2,425,500
63,600	Citrix Systems, Inc. (3)	2,141,412
49,500	Cognizant Tech. Solutions Corp. (3)	3,716,955
50,600	Global Payments Inc.	2,006,290
29,100	Intuit, Inc. (3)	875,328
53,300	Paychex, Inc.	2,085,096

		22,140,947

Transportation (2.5%)
43,900	C.H. Robinson Worldwide, Inc.	2,305,628
46,700	Expeditors Intl. of Washington, Inc.	1,928,710
35,800	UTI Worldwide, Inc.	959,082

		5,193,420

Total common stocks		201,455,991

(cost: $136,048,273)

Short-Term Securities (1.8%) (2)
3,614,000	Sit Money Market Fund, 4.96% (4)	3,614,000

(cost: $3,614,000)

Total investments in securities
(cost: $139,662,273) (5)		$ 205,069,991

See accompanying notes to portfolios of investments on page 44.

Sit International Growth Fund
One Year Ended June 30, 2007

Portfolio Managers: Eugene C. Sit, Roger J. Sit, Janet K. Kinzler, Tasha M. Murdoff

          The Sit International Growth Fund appreciated +21.87% for the last fiscal year while the MSCI EAFE Growth Index returned +25.29%. The appreciation was driven by positive stock selection on both a regional and sector basis. However, the underperformance was primarily a result of our currency exposure, (e.g. underweighting European currencies, and overweighting the yen and dollar-pegged investments). In particular, Latin American telecom, Japanese industrial, and European health care and financial holdings positively contributed to the portfolio while consumer staple and Canadian energy investments detracted.

          With healthy economies, favorable exchange rates, reform-oriented politicians, decreasing corporate tax rates, relatively limited geopolitical exposure, increasing liquidity, and reasonable absolute and relative valuation levels, the Fund’s European weight increased substantially to 57.3% at the end of June. Even so, the Fund is still modestly underweight the Index weight of 67.5%. We emphasize companies with rising ROEs, high free cash flow yields, and rising earnings and dividends.
          Given anticipated lower total demand with the aging and declining population, the sluggish pace of overcoming deflation, a government macro policy that places more emphasis on preventing an asset bubble than cultivating markets, conservative profit guidance in corporate disclosure, and lack of an immediate catalyst, the Japan weight decreased slightly to 20.6%, now marginally underweight the Index at 21.3%. The Bank of Japan appears reluctant to increase interest rates until more evidence of a recovery and inflation appear. Given the uncertainty, we continue to hold globally dominant and conservative growth companies, along with Japan restructuring participants.
          The Fund remains overweight in Asia ex-Japan at 14.8% versus 11.2% for the Index through consumer-related and commodity-exporting sectors. In particular the Fund’s investments continue to benefit from China’s relentless economic growth.
          The non-index areas of Canada, Israel, and Latin America comprise approximately 6% via investments in energy-related, software, and domestic consumption stocks.

INVESTMENT OBJECTIVE AND STRATEGY
          The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.
          In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/07:	$18.70 Per Share
6/30/06:	$15.48 Per Share

Total Net Assets:	$39.5 Million

Weighted Average Market Cap:	$58.2 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

3 Month**	8.59%	6.66%	6.40%
6 Month**	10.85	11.94	10.74
1 Year	21.87	25.29	27.00
5 Year	12.16	15.37	17.73
10 Year	2.25	5.18	7.66
Inception	6.33	5.86	8.22
(11/1/91)

CUMULATIVE TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

1 Year	21.87%	25.29%	27.00%
5 Year	77.52	104.41	126.19
10 Year	24.89	65.76	109.20
Inception	161.70	144.12	245.16
(11/1/91)

*As of 6/30/07.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of over 1,100 international companies within the stock markets of Europe, Australasian and Far East.
(2)

An unmanaged index which measures the performance of international companies screened for liquidity, cross ownership, and industry representation within the stock markets of Europe, Australia, New Zealand and the Far East.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/97 and held until 6/30/07 would have grown to $12,489 in the Fund or $16,576 in the MSCI EAFE Growth Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit International Growth Fund

Portfolio of Investments - June 30, 2007

TOP 10 HOLDINGS

1.	BHP Billiton, Ltd.
2.	Rio Tinto, A.D.R.
3.	Veolia Environment
4.	Schlumberger, Ltd.
5.	Vestas Wind Systems, Inc.
6.	NII Holdings, Inc.
7.	Novartis, A.G.
8.	Roche Holdings, A.G.
9.	Puma AG
10.	Central Euro Media
Total Number of Holdings: 90

Quantity	Name of Issuer	Market Value ($)(1)
Common Stocks (98.3%) (2)
Africa/ Middle East (0.8%)
Israel (0.8%)
7,600	Amdocs, Ltd., A.D.R. (Tech. Services) (3)	302,632

Asia (34.4%)
Australia (8.0%)
17,444	Australia and New Zealand
	Banking Group (Finance)	429,037
47,051	BHP Billiton, Ltd. (Non-Energy Minerals)	1,398,328
4,400	Rio Tinto, p.l.c., A.D.R. (Non-Energy Minerals)	1,346,928

		3,174,293

Hong Kong / China (4.4%)
3,400	China Mobile, Ltd. (Communications)	183,260
65,800	Hongkong Land Holdings, Ltd. (Finance)	296,100
2,528	HSBC Holdings, p.l.c. (Finance)	46,409
18,600	HSBC Holdings, p.l.c. (Finance)	339,030
334,000	Petrochina (Energy Minerals)	492,163
31,600	Sun Hung Kai Properties, Ltd. (Finance)	380,353

		1,737,315

India * (0.8%)
6,500	ICICI Bank Ltd. (Finance)	319,475

Japan (20.6%)
7,700	AFLAC, Inc., A.D.R. (Finance)	395,780
20,500	Asahi Breweries (Consumer Non-Durables)	317,223
10,500	Canon, Inc. (Electronic Tech.)	614,721
65	East Japan Railway (Transportation)	500,020
5,900	FANUC LTD. (Producer Mfg.)	607,701
11,200	Honda Motor Co., Ltd. (Producer Mfg.)	408,114
14,200	Ito En, Ltd. (Consumer Non Durables)	465,687
11,000	Kao Corp. (Consumer Non-Durables)	284,141
46	KDDI Corp. (Communications)	340,079

Quantity	Name of Issuer	Market Value ($)(1)

13,000	Kirin Holdings Company, Ltd.
	(Consumer Non-Durables)	194,008
7,000	Millea Holdings, Inc. (Finance)	286,813
40	Mitsubishi UFJ Financial
	Group, Inc. (Finance)	440,283
16,000	Mitsui O.S.K. Lines, Ltd. (Transportation)	216,883
52,000	Nippon Oil Corp. (Energy Minerals)	482,546
20,000	Nomura Holdings, Inc. (Finance)	388,680
6,000	Seven & I Holdings Co., Ltd. (Retail Trade)	171,019
57,000	SHIMIZU Corp. (Producer Mfg.)	330,013
3,600	Sony Corp. (Consumer Durables)	184,932
50	Sumitomo Mitsui Financial
	Group, Inc. (Finance)	465,606
7,500	Takeda Pharmaceutical Co. (Health Tech.)	483,420
5,200	Yamada Denki Co. (Retail Trade)	542,338

		8,120,007

South Korea (0.6%)
750	Samsung Electronics Co.,
	G.D.R. (Electronic Tech.)	229,733

Europe (57.3%)
Austria (0.5%)
1,235	Raiffeisen Intl. Bank Holding A.G. (Finance)	196,315

Czech Republic (1.7%)
6,700	Central European Media Enterprises, Ltd.
	(Consumer Svcs.) (3)	653,786

Denmark (2.6%)
2,450	Genmab A/S (Health Technology) (3)	157,177
13,000	Vestas Wind Systems A/S
	(Process Industries) (3)	858,771

		1,015,948

Finland (1.1%)
15,050	Nokia Corp., A.D.R. (Electronic Tech.)	423,056

France (10.6%)
12,136	AXA (Finance)	524,652
3,353	BNP Paribas (Finance)	400,128
5,700	Business Objects, A.D.R. (Tech. Svcs.) (3)	221,388
4,784	Danone (Consumer Non-Durables)	387,791
11,800	Schlumberger, Ltd. (Industrial Svcs.)	1,002,292
6,884	Total, S.A. (Energy Minerals)	560,248
14,150	Veolia Environment (Utilities)	1,108,988

		4,205,487

Quantity	Name of Issuer	Market Value ($)(1)

Germany (8.7%)
2,500	Allianz SE (Finance)	586,104
1,500	Deutsche Bank AG (Finance)	217,110
5,250	Fresenius AG (Health Tech.)	399,543
2,487	Muenchener Rueckver (Finance)	455,791
1,485	Puma AG (Consumer Durables)	662,237
10,892	SAP AG (Tech. Services)	560,016
3,896	Siemens AG (Producer Mfg.)	560,743

		3,441,544

Ireland (2.0%)
21,920	Anglo Irish Bank Corp. (Finance) (3)	447,021
26,750	C&C Group (Consumer Non-Durables)	360,549

		807,570

Italy (2.2%)
31,100	Azimut Holdings SpA (Finance) (3)	533,426
21,450	Banco Popolare di Milano Scarl (Finance)	327,932

		861,358

Netherlands (1.5%)
6,496	ING Groep N.V. (Finance)	287,672
7,180	Philips Electronics N.V. (Consumer Durables)	306,035

		593,707

Norway (1.0%)
6,400	Telenor, A.D.R. (Communications)	376,273

Spain (1.7%)
7,600	Banco Bilbao Vizcaya, S.A. (Finance)	185,288
22,675	Telefonica, S.A. (Communications)	506,516

		691,804

Sweden (1.4%)
13,500	Ericsson, A.D.R. (Electronic Tech.)	538,515

Switzerland (11.5%)
10,500	ABB, Ltd., A.D.R. (Producer Manufacturing)	237,300
5,255	Credit Suisse Group (Finance)	374,530
5,755	Kuehne & Nagel Intl. A.G. (Transportation)	529,672
1,563	Nestle, S.A. (Consumer Non-Durables)	594,287
12,586	Novartis, A.G. (Health Tech.)	708,579
2,146	Panalpina Welttransport Holding
	(Transportation) (3)	453,504
3,767	Roche Holdings, A.G. (Health Tech.)	668,200
3,620	Synthes, Inc. (Health Tech.) (3)	433,892
9,282	UBS, A.G. (Finance)	557,405

		4,557,369

Quantity	Name of Issuer	Market Value ($)(1)

United Kingdom (10.8%)
43,910	BAE Systems p.l.c. (Producer Manufacturing)	356,798
15,266	Barclays, p.l.c. (Finance)	213,176
5,100	BP p.l.c., A.D.R. (Energy Minerals)	367,914
35,800	Burberry Group, p.l.c. (Retail Trade)	493,451
7,100	GlaxoSmithkline, A.D.R. (Health Tech.)	371,827
12,300	Pearson plc (Consumer Services)	207,132
9,835	Reckitt Benckiser, p.l.c. (Consumer Non-Durables)	539,680
28,281	Royal Bank of Scotland (Finance)	359,172
60,712	Tesco, p.l.c. (Retail Trade)	509,770
184,359	Vodafone Group, p.l.c. (Communications)	620,690
15,354	WPP Group p.l.c. (Consumer Svcs.)	230,578

		4,270,188

Latin America (4.1%)
Argentina (1.2%)
9,850	Tenaris S.A., A.D.R. (Industrial Services)	482,256

Mexico (2.9%)
9,900	NII Holdings, Inc. (Communications) (3)	799,326
88,260	Wal-Mart de Mexico (Retail Trade)	335,311

		1,134,637

North America (1.7%)
Canada (0.7%)
6,300	Agrium, Inc. (Process Industries)	275,625

United States (1.0%)
10,200	News Corp., Ltd., A.D.R. (Consumer Svcs.)	216,342
5,529	VeriFone Holdings, Inc. (Commercial Svcs.) (3)	194,897

		411,239

Total common stocks
(cost: $24,241,081)		38,820,132

Closed-End Mutual Fund (1.0%) (2)
9,500	India Fund* (Consumer Svcs.)	414,675

(cost: $232,799)

Short Term Securities (0.8%) (2)
328,000	Sit Money Market Fund, 4.96% (4)	328,000

(cost: $328,000)

Total investments in securities
(cost: $24,801,880) (5)		$ 39,562,807

* The fund’s total investment in India including the India Fund comprises 1.8% of the fund’s net assets.

See accompanying notes to portfolios of investments on page 44.

Sit Small Cap Growth Fund
One Year Ended June 30, 2007

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Robert W. Sit, Matt T. Loucks, Michael J. Stellmacher

          The Sit Small Cap Growth Fund returned +19.96% over the past twelve months. This compares to the +16.83% return for the Russell 2000® Growth Index and the +16.43% gain for the Russell 2000® Index.

          Small cap stocks posted exceptional returns over the last twelve months, overcoming persistent investor concerns over rising oil prices, interest rates and the potential for moderating economic growth. Although the equity markets have turned volatile in recent weeks, largely due to higher oil prices and inflation fears, we have viewed this as an opportunity to add to positions in high quality growth stocks within the Fund. We remain particularly optimistic over the prospects for growth stocks, given their improving earnings growth trends relative to the broader market and their highly attractive valuations.
          In terms of our current strategy, nothing has materially changed the key investment themes and sector strategies that we have emphasized over the past several years. The Fund remains well-diversified among sectors, with a particular emphasis on traditional growth sectors, including health technology and electronic technology. In addition, we continue to overweight the energy, industrial services and producer manufacturing sectors, as these groups continue to benefit from supply/demand imbalances in commodities (particularly energy) and the surging “infrastructure” development in emerging economies. Conversely, we remain underweighted in the consumer durables, retail and finance sectors, as these groups are among the most vulnerable to weakening housing trends and energy prices.
          Relative to the Russell 2000® Growth Index, the Fund’s strong relative performance was driven by strong stock selection in many sectors, including industrial services (Flotek, +286% over the twelve-month period), electronic technology (Commscope, +86%), finance (Affiliated Managers Group, +48%) and health technology (CryoLife, +141%). Conversely, the Fund’s performance was hurt by our holdings within the technology services sector. In terms of individual stocks, the poorest performers included Rackable Systems (-70%), Gasco Energy (-37%) and Parallel Petroleum (-31%).
          Our research team remains highly-focused on identifying long-term investment opportunities within the small cap universe, and we appreciate shareholders’ continued interest in the Fund.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.
          The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/07:	$40.14 Per Share
6/30/06:	$33.46 Per Share

Total Net Assets:	$105.8 Million

Weighted Average Market Cap:	$3.6 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)

3 Month**	10.97%	6.69%	4.42%
6 Month**	17.33	9.33	6.45
1 Year	19.96	16.83	16.43
5 Year	13.77	13.08	13.88
10 Year	10.50	5.28	9.06
Inception	13.89	8.20	11.47
(7/1/94)

CUMULATIVE TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)

1 Year	19.96%	16.83%	16.43%
5 Year	90.60	84.91	91.53
10 Year	171.39	67.31	138.03
Inception	442.95	178.66	310.61
(7/1/94)

*As of 6/30/07.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
(2)	An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index (an index of the 3,000 largest U.S. companies based on total market capitalization).

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/97 and held until 6/30/07 would have grown to $27,139 in the Fund or $16,731 in the Russell 2000® Growth Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Frontier Oil Corp.
2.	Commscope Inc.
3.	Affiliated Managers Group, Inc.
4.	Arena Resources, Inc.
5.	Southwestern Energy Co.
6.	SBA Communications Corp.
7.	Coach, Inc.
8.	Arris Group, Inc.
9.	RTI International Metals, Inc.
10.	Celgene Corp.
Total Number of Holdings: 93

Sit Small Cap Growth Fund

Portfolio of Investments - June 30, 2007

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (98.6%) (2)
Commercial Services (2.1%)
21,500	Aegean Marine Petroleum Network, Inc.	408,930
15,100	FactSet Research Systems, Inc.	1,032,085
15,900	Getty Images, Inc. (3)	760,179

		2,201,194

Communications (4.0%)
14,900	NII Holdings, Inc. (3)	1,203,026
62,650	SBA Communications Corp. (3)	2,104,413
46,700	Time Warner Telecom, Inc. (3)	938,670

		4,246,109

Consumer Durables (1.5%)
31,600	Scientific Games Corp. (3)	1,104,420
15,100	THQ, Inc. (3)	460,852

		1,565,272

Consumer Non-Durables (3.2%)
43,200	Coach, Inc. (3)	2,047,248
30,000	Hansen Natural Corp. (3)	1,289,400

		3,336,648

Consumer Services (1.0%)
20,700	Life Time Fitness, Inc. (3)	1,101,861

Electronic Technology (13.0%)
114,800	Arris Group, Inc. (3)	2,019,332
44,600	CommScope, Inc. (3)	2,602,410
30,050	Fairchild Semiconductor International, Inc. (3)	580,566
29,160	Intersil Corp.	917,374
32,300	Microsemi Corp. (3)	773,585
26,900	MICROS Systems, Inc. (3)	1,463,360
29,400	Radyne Corp. (3)	313,698
25,000	Silicon Laboratories, Inc. (3)	865,250
5,700	Silicon Motion Technology Corp. (3)	141,531
112,850	Sonus Networks, Inc. (3)	961,482
36,100	Trimble Navigation, Ltd. (3)	1,162,420
25,200	Varian Semiconductor Equip. Assoc., Inc. (3)	1,009,512
14,700	ViaSat, Inc. (3)	471,870
20,800	Xyratex, Ltd. (3)	462,384

		13,744,774

Energy Minerals (7.6%)
42,050	Arena Resources, Inc. (3)	2,443,525
75,900	Frontier Oil Corp.	3,322,143
51,600	Southwestern Energy Co. (3)	2,296,200

		8,061,868

Quantity	Name of Issuer	Market Value ($)(1)

Finance (6.0%)
19,775	Affiliated Managers Group, Inc. (3)	2,546,229
37,900	Aspen Insurance Holdings, Ltd.	1,063,853
21,500	Boston Private Financial Holdings, Inc.	577,705
24,400	Cowen Group, Inc. (3)	437,004
21,400	National Financial Partners Corp.	991,034
14,400	The Navigators Group, Inc. (3)	776,160

		6,391,985

Health Services (6.6%)
28,200	Allscripts Healthcare Solutions, Inc. (3)	718,536
18,200	Covance, Inc. (3)	1,247,792
22,900	Healthways, Inc. (3)	1,084,773
30,500	Psychiatric Solutions, Inc. (3)	1,105,930
24,900	Radiation Therapy Services, Inc. (3)	655,866
25,300	Stericycle, Inc. (3)	1,124,838
28,200	VCA Antech, Inc. (3)	1,062,858

		7,000,593

Health Technology (15.9%)
30,000	Accuray, Inc. (3)	665,400
35,900	Amylin Pharmaceuticals, Inc. (3)	1,477,644
30,900	Celgene Corp. (3)	1,771,497
103,650	CryoLife, Inc. (3)	1,348,487
59,200	CV Therapeutics, Inc. (3)	782,032
22,100	Immucor, Inc. (3)	618,137
12,600	Intuitive Surgical, Inc. (3)	1,748,502
36,200	Kyphon, Inc. (3)	1,743,030
30,900	Lifecell Corp. (3)	943,686
63,400	NuVasive, Inc. (3)	1,712,434
16,900	Palomar Medical Technologies, Inc. (3)	586,599
35,000	PerkinElmer, Inc.	912,100
18,500	ResMed, Inc. (3)	763,310
26,696	SurModics, Inc. (3)	1,334,800
23,800	Thoratec Corp. (3)	437,682

		16,845,340

Industrial Services (8.3%)
40,000	Chicago Bridge & Iron Co.	1,509,600
13,400	Core Laboratories N.V. (3)	1,362,646
19,400	Flotek Industries, Inc. (3)	1,163,030
17,000	Lufkin Industries, Inc.	1,097,350
18,150	McDermott International, Inc. (3)	1,508,628
34,100	Sterling Constructioin Company, Inc. (3)	721,215
30,000	URS Corp. (3)	1,456,500

		8,818,969

Quantity	Name of Issuer	Market Value ($)(1)

Non-Energy Minerals (2.2%)
5,100	Haynes International, Inc. (3)	430,593
25,200	RTI International Metals, Inc. (3)	1,899,324

		2,329,917

Process Industries (1.9%)
58,900	Landec Corp. (3)	789,260
39,400	UAP Holding Corp.	1,187,516

		1,976,776

Producer Manufacturing (10.0%)
35,425	AMETEK, Inc.	1,405,664
7,800	Ampco-Pittsburgh Corp.	312,702
23,500	Anixter International, Inc. (3)	1,767,435
18,900	Astec Industries, Inc. (3)	797,958
33,300	IDEX Corp.	1,283,382
17,925	Joy Global, Inc.	1,045,565
29,850	Kaydon Corp.	1,555,782
26,600	Roper Industries, Inc.	1,518,860
18,300	Teledyne Technologies, Inc. (3)	840,885

		10,528,233

Retail Trade (4.1%)
25,700	DSW, Inc. (3)	894,874
31,700	GameStop Corp. (3)	1,239,470
32,800	Jos. A. Bank Clothiers, Inc. (3)	1,360,216
16,800	The Men’s Wearhouse, Inc.	857,976

		4,352,536

Technology Services (9.2%)
59,200	ANSYS, Inc. (3)	1,568,800
19,400	Business Objects S.A., A.D.R. (3)	753,496
47,700	Citrix Systems, Inc. (3)	1,606,059
103,050	Informatica Corp. (3)	1,522,049
38,200	j2 Global Communications, Inc. (3)	1,333,180
38,800	Quest Software, Inc. (3)	628,172
10,300	SAVVIS, Inc. (3)	509,953
15,600	Syntel, Inc.	474,084
35,400	The Ultimate Software Group, Inc. (3)	1,024,122
9,100	ValueClick, Inc. (3)	268,086

		9,688,001

Transportation (0.9%)
36,200	UTI Worldwide, Inc.	969,798

Utilities (1.1%)
23,700	Equitable Resources, Inc.	1,174,572

Total common stocks
(cost: $73,805,456)		104,334,446

Quantity	Name of Issuer	Market Value ($)(1)

Short-Term Securities (1.4%) (2)
1,530,000	Sit Money Market Fund, 4.96% (4)	1,530,000

(cost: $1,530,000)

Total investments in securities
(cost: $75,335,456) (5)		$105,864,446

See accompanying notes to portfolios of investments on page 44.

Sit Science and Technology Growth Fund
One Year Ended June 30, 2007

Portfolio Managers: Eugene C. Sit, Robert W. Sit, Mark A. Pepper, Matt T. Loucks

          The Sit Science and Technology Growth Fund returned +14.47% over the past twelve months, compared to the +20.59% return for the NYSE Arca Technology 100 Index.
          Science and technology stocks gained solid ground over the past year, as attractive valuations and strong earnings growth drove investor interest in the sector. Despite higher share prices compared to one year ago, we believe fundamentals continue to support a positive outlook over the intermediate- and longer-term for most science and technology industries for several reasons. First, investor sentiment surrounding growth stocks is improving, as most growth indices have outperformed their value counterparts in recent months. Since science and technology stocks carry large weights within growth indices, this change in sentiment clearly benefits the sector. Second, fundamentals are sound across most technology-related businesses, and our research team continues to identify numerous secular growth themes in many diverse areas, such as network security, wireless communications, data storage, business intelligence software, biotechnology and medical devices. Importantly, strong business fundamentals are driving earnings growth for companies in the Fund; we estimate that the median earnings growth rate was +27% for the first quarter of 2007 (more than twice the earnings growth rate of the S&P 500 Index). Third, in addition to strong earnings growth, balance sheets within the science and technology sector continue to be exceptional. We estimate that 49 out of 57 companies currently held in the Fund have cash on the balance sheets that exceeds debt levels. In addition to providing strong potential for share repurchases and dividends, strong balance sheets tend to be a key driver that propels merger and acquisition activity.
          The Fund’s relative return (to the Arca Tech 100 Index) was negatively impacted over the past twelve months by holdings in the technology services (NAVTEQ, Global Payments), health technology (Amylin Pharmaceuticals, Vertex Pharmaceuticals) and producer manufacturing (Energy Conversion Devices) sectors. The Fund’s holdings within the electronic technology sector helped relative returns over the period, led by strong gains in Advanced Energy Industries, Cisco Systems, and Apple. As of June 30th, the Fund was 99% invested in equities, with the largest sector weights in electronic technology, technology services and health technology.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.

PORTFOLIO SUMMARY

Net Asset Value 6/30/07:	$11.47 Per Share
6/30/06:	$10.02 Per Share

Total Net Assets:	$12.0 Million

Weighted Average Market Cap:	$45.6 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Science and Technology Growth Fund	NYSE Arca Tech 100 Index(1)	Nasdaq Composite Price Index(2)
3 Month**	8.21%	7.26%	7.50%
6 Month**	6.70	8.01	7.79
1 Year	14.47	20.59	19.85
3 Year	4.61	8.74	8.33
5 Year	8.81	12.99	12.21
Inception	1.79	13.22	5.46
(12/31/97)

CUMULATIVE TOTAL RETURNS*

	Sit Science and Technology Growth Fund	NYSE Arca Tech 100 Index(1)	Nasdaq Composite Price Index(2)
1 Year	14.47%	20.59%	19.85%
3 Year	14.47	28.58	27.12
5 Year	52.53	84.13	77.91
Inception	18.38	225.45	65.77
(12/31/97)

*As of 6/30/07		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of 100 technology-related exchange-listed and over-the-counter stocks.
(2)

A broad-based capitalization-weighted index that measures stocks in all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index includes over 3,000 companies.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/97) and held until 6/30/07 would have grown to $11,838 in the Fund or $32,545 in the ArcaEx Tech 100 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Cisco Systems, Inc.
2.	Google, Inc.
3.	Celgene Corp.
4.	Apple Computer, Inc.
5.	Genentech, Inc.
6.	Thermo Fisher Scientific Inc.
7.	Cognizant Tech Solutions Corp.
8.	Analog Devices, Inc.
9.	Hewlett-Packard Co.
10.	Amylin Pharmaceuticals, Inc.
Total Number of Holdings: 58

Sit Science and Technology Growth Fund

Portfolio of Investments - June 30, 2007

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (99.5%) (2)

Consumer Durables (1.5%)
3,800	Electronic Arts, Inc (3)	179,816

Electronic Technology (37.5%)
5,500	Agilent Technologies, Inc. (3)	211,420
7,200	Analog Devices, Inc.	271,008
3,100	Apple Computer, Inc. (3)	378,324
9,000	Broadcom Corp. (3)	263,250
2,500	Ciena Corp. (3)	90,325
22,000	Cisco Systems, Inc. (3)	612,700
14,300	EMC Corp. (3)	258,830
6,000	Hewlett-Packard Co.	267,720
7,000	Intel Corp.	166,320
5,200	LM Ericsson, A.D.R.	207,428
2,500	Lam Research Corp. (3)	128,500
11,000	Marvell Technology Group, Ltd. (3)	200,310
1,200	Microsemi Corp. (3)	28,740
5,300	Network Appliance, Inc. (3)	154,760
6,700	Nokia Corp.	188,337
6,000	Qualcomm, Inc.	260,340
13,000	Radyne ComStream, Inc. (3)	138,710
4,100	Silicon Laboratories Inc. (3)	141,901
2,650	Silicon Motion Technology Corp. (3)	65,800
3,200	Texas Instruments, Inc.	120,416
7,300	Xilinx, Inc.	195,421
7,100	Xyratex, Ltd. (3)	157,833

		4,508,393

Health Technology (31.9%)
5,300	Accuray, Inc. (3)	117,554
1,300	Alcon, Inc.	175,383
4,000	Allergan, Inc.	230,560
6,500	Amylin Pharmaceuticals, Inc. (3)	267,540
6,800	Celgene Corp. (3)	389,844
10,900	CV Therapeutics, Inc. (3)	143,989
5,000	Genentech, Inc. (3)	378,300
6,000	Gilead Sciences, Inc. (3)	232,620
1,400	Intuitive Surgical, Inc. (3)	194,278
4,300	Kyphon, Inc. (3)	207,045
3,300	Millipore Corp. (3)	247,797
8,600	NuVasive, Inc. (3)	232,286
10,000	Sirtris Pharmaceuticals, Inc. (3)	98,700
4,000	Surmodics, Inc. (3)	200,000
3,100	St. Jude Medical, Inc. (3)	128,619
6,800	Thermo Fisher Scientific, Inc. (3)	351,696
6,000	Thoratec Corp. (3)	110,340
4,800	Vertex Pharmaceuticals, Inc. (3)	137,088

		3,843,639

Quantity	Name of Issuer	Market Value ($)(1)

Producer Manufacturing (2.0%)
2,500	The Boeing Company	240,400

Technology Services (26.6%)
6,600	Adobe Systems, Inc. (3)	264,990
3,500	Akamai Technologies, Inc. (3)	170,240
8,800	ANSYS, Inc. (3)	233,200
5,500	Autodesk, Inc.	258,940
1,200	Baidu.com, Inc. (3)	201,576
4,200	Citrix Systems, Inc. (3)	141,414
3,900	Cognizant Tech. Solutions Corp. (3)	292,851
5,000	Global Payments, Inc.	198,250
950	Google, Inc. (3)	497,211
5,000	J2 Global Communications, Inc. (3)	174,500
4,000	McAfee, Inc. (3)	140,800
8,500	Microsoft Corp.	250,495
10,000	Oracle Corp. (3)	197,100
2,500	SAVVIS, Inc. (3)	123,775
2,000	ValueClick, Inc. (3)	58,920

		3,204,262

Total common stocks		11,976,510

(cost: $9,616,785)

Short-Term Securities (0.7%) (2)
81,000	Sit Money Market Fund, 4.96% (4)	81,000

(cost: $81,000)

Total investments in securities
(cost: $9,697,785) (5)		$12,057,510

See accompanying notes to portfolios of investments on page 44.

This page has been left blank intentionally.

Sit Developing Markets Growth Fund
One Year Ended June 30, 2007

Portfolio Managers: Eugene C. Sit, Roger J. Sit, Raymond E. Sit

          The Sit Developing Markets Growth Fund outperformed the MSCI Emerging Markets Index, appreciating +43.82% for the latest fiscal year versus +41.76%. Positive stock selection and allocation on a regional and country basis were the primary drivers. The commodity-exposed holdings such as energy and materials stocks were positive contributors along with consumer-related investments and utility holdings. This strong performance was partially offset by the Fund’s investments in financial and information technology holdings. Additionally, currency exposure (e.g. overweight dollar-pegged assets and Latin America) was the key deterrent to the positive absolute and relative performance.
          The Fund increased its overweight exposure in Asia to 61.8% versus a weight of 53.7% for the Index. Most of this increase has come from new investments in China, such as Ajisen Holdings, China 3C Group, China Mobile, Focus Media, Homes Inn and Hotels Management, Huabao International, New Oriental Education, and Travelsky Technology.
          The weight in Latin America remained virtually unchanged at 23.1%, but is still overweight the Index weight of 20.4% The Fund’s exposure is through investments in commodity-related holdings (energy and materials) and consumer-related stocks (retail and telecommunication).
          Given better prospects in Asia, the Fund’s exposure to Eastern Europe decreased to 5.6%, underweight the Index at 14.8%. The Eastern Europe investments are consumer consumption oriented, focusing on the utility, media, and telecom sectors. In addition, the Fund has exposure to commodity-related holdings.
          Similar to last year, the Fund continues to be underweight the Middle East and African region at 4.1% versus the Index at 11.1%. The Fund’s Israeli holdings consist of global companies with only a portion of operations in the Middle East and excellent contingency plans while the South African holdings consist of energy, industrial, and media stocks.

INVESTMENT OBJECTIVE AND STRATEGY

          The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/07:	$24.94 Per Share
6/30/06:	$17.38 Per Share

Total Net Assets:	$18.4 Million

Weighted Average Market Cap:	$37.1 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)
3 Month**	14.39%	14.06%	13.91%
6 Month**	18.65	16.11	15.35
1 Year	43.82	41.76	43.32
5 Year	25.54	27.08	25.90
10 Year	6.85	6.70	6.53
Inception	7.44	6.29	n/a
(7/1/94)
CUMULATIVE TOTAL RETURNS*
	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)
1 Year	43.82%	41.76%	43.32%
5 Year	211.84	231.41	216.33
10 Year	93.95	91.24	88.31
Inception	154.49	121.15	n/a
(7/1/94)

*As of 6/30/07		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of over 1,000 international emerging companies representing the stock markets of approximately 25 countries.
(2)	An unmanaged index that measures the performance of over 1,000 international emerging companies representing the stock markets of approximately 25 countries.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/97 and held until 6/30/07 would have increased to $19,395 in the Fund, or $19,124 in the MSCI Emerging Markets Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit Developing Markets Growth Fund

Portfolio of Investments - June 30, 2007

10 LARGEST HOLDINGS

1.	America Movil, A.D.R.
2.	Samsung Electronics
3.	Companhia Vale do Rio Doce, A.D.R.
4.	BHP Billiton, Ltd., A.D.R.
5.	Hon Hai Precision, G.D.R.
6.	Petroleo Brasliero
7.	China Communications
8.	Reliance Industries
9.	China Mobile, Ltd.
10.	China Water Affairs Group
Total Number of Holdings: 78

Quantity	Name of Issuer Market Value ($)(1)

Common Stocks (94.3%) (2)
Africa/ Middle East (4.1%)
Israel (1.9%)
4,600	Amdocs, Ltd. (Technology Svcs.) (3)	183,172
5,000	NICE Systems Ltd., A.D.R. (Electronic Tech.) (3)	173,700

		356,872

South Africa (2.2%)
5,300	Bidvest Group, Ltd. (Consumer Services)	108,225
6,900	Naspers, Ltd. (Consumer Services)	178,077
3,000	Sasol (Energy Minerals)	112,620

		398,922

Asia (60.6%)
Australia (4.2%)
7,910	BHP Billiton, Ltd., A.D.R. (Non-Energy
	Minerals)	472,622
1,000	Rio Tinto, A.D.R, (Non-Energy Minerals)	306,120

		778,742

China / Hong Kong (21.7%)
100,000	Ajisen China Holdings, Ltd.
	(Consumer Services) (3)	105,911
14,500	China 3C Group, A.D.R. (Retail Trade) (3)	89,755
240,000	China Communications Construction. Co.
	(Transportation) (3)	429,785
4,533	China Life Insurance Co., A.D.R. (Utilities)	243,286
7,200	China Mobile, Ltd. (Communications)	388,080
238,000	China Oilfield Services, Ltd. (Industrial Svcs.)	240,195
660,000	China Water Affairs Group (Utilities) (3)	384,963
4,000	Focus Media Holding, Ltd., A.D.R.
	(Commercial Services) (3)	202,000
2,500	Home Inns & Hotels Mgmt., Inc., A.D.R.
	(Consumer Services) (3)	80,525
45,000	Hongkong Land Holdings, Ltd. (Finance)	202,500

Quantity	Name of Issuer Market Value ($)(1)

135,000	Huabao International Holdings, Ltd.
	(Consumer Non-Durables)	130,374
4,100	New Oriental Education & Technology
	Group, A.D.R. (Consumer Svcs.) (3)	220,252
180,000	PetroChina Co. (Energy Minerals)	265,237
120,808	Ports Design, Ltd. (Retail Trade)	339,960
300,000	Shanghai Jin Jiang International Hotels Co. (Consumer Services) (3)	155,413
6,000	Sun Hung Kai Properties, Ltd. (Finance)	72,219
90,000	Travelsky Technology, Ltd. (Consumer Svcs.)	77,016
96,000	Tsingtao Brewery Co., Ltd. (Consumer Non-Durables)	233,311
48,000	Wumart Stores, Inc. (Retail Trade) (6)	33,277
86,000	Xinao Gas Holdings, Ltd. (Utlities)	108,024

		4,002,083

India * (5.1%)
6,400	ICICI Bank, A.D.R. (Finance)	314,560
4,600	Infosys Technologies, Ltd., A.D.R. (Tech-
	nology Svcs.)	231,748
4,700	Reliance Industries, Ltd., G.D.R.
	(Energy Minerals)	392,491

		938,799

Indonesia (1.5%)
71,500	PT Astra International (Producer Mfg.)	133,741
3,400	PT Telekomunikasi, A.D.R. (Communications)	146,540

		280,281

Phillipines (1.9%)
991,000	Manila Water Co. (Utilities)	267,838
61,100	Union Bank of Philippines (Finance)	81,907

		349,745

Russia (3.8%)
4,475	Gazprom, A.D.R. (Energy Minerals)	187,503
2,700	LUKOIL, A.D.R. (Energy Minerals)	207,090
2,800	Vimpel Communications, A.D.R.
	(Communications) (3)	295,008

		689,601

Singapore (1.6%)
51,600	KS Energy Services, Ltd. (Energy Minerals)	126,853
85,644	Starhub, Ltd. (Communications)	171,350

		298,203

South Korea (12.7%)
550	Cheil Communications, Inc.
	(Commercial Svcs.)	169,364
9,007	Industrial Bank of Korea (Finance)	183,766
5,200	Korea Electric Power Corp. (Utilities)	113,880
2,200	Kookmin Bank (Finance)	193,116
1,900	Kookmin Bank, A.D.R. (Finance)	166,668

Quantity	Name of Issuer Market Value ($)(1)

1,800	POSCO, A.D.R. (Non-Energy Minerals)	216,000
1,080	Samsung Electronics (Electronic Tech.)	661,630
5,600	Shinhan Financial Group (Finance)	340,643
310	Shinsegae Co., Ltd. (Retail Trade)	201,992
3,100	SK Telecom Co., A.D.R. (Communications)	84,785

		2,331,844

Taiwan (7.7%)
79,778	Cathay Financial Holding Co., Ltd.
	(Finance)	190,549
26,272	Hon Hai Precision Industry Co., Ltd. G.D.R. (Electronic Tech.)	470,265
10,800	Hon Hai Precision Industry Co., Ltd.
	(Electronic Tech.)	93,324
9,350	MediaTek, Inc. (Electronic Tech.)	145,658
111,362	Taiwan Semiconductor Co. (Electronic Tech.)	240,236
24,635	Taiwan Semiconductor Manufacturing
	Co., Ltd., A.D.R. (Electronic Tech.)	274,191

		1,414,223

Thailand (0.4%)
22,500	Bangkok Bank Public Co., Ltd. (Finance)	79,508

Europe (5.6%)
Czech Republic (3.7%)
3,500	Central European Media Enterprises, Ltd.
	(Consumer Services) (3)	341,530
6,700	CEZ (Utilities)	345,113

		686,643

United Kingdom (1.9%)
5,750	Anglo American p.l.c. (Non-Energy Minerals)	339,749

Latin America (23.1%)
Argentina (1.2%)
4,650	Tenaris S.A., A.D.R. (Industrial Svcs.)	227,664

Brazil (10.0%)
4,800	AES Tiete S.A. (Utilities)	181,931
9,916	Banco Bradesco S.A. (Finance)	239,560
2,100	Companhia Brasileira de Distribuicao Grupo Pao de Acucar, A.D.R. (Retail Trade)	81,165
2,100	Companhia de Bebidas das Americas
	(Consumer Non-Durables)	147,000
12,300	Companhia Vale do Rio Doce, A.D.R.
	(Non-Energy Minerals)	547,965
3,883	Embraer de Aeronautica, A.D.R.
	(Producer Mfg.)	187,199
17,340	Petrobras (Energy Minerals)	463,660

		1,848,480

Quantity	Name of Issuer Market Value ($)(1)

Mexico (10.5%)
10,800	America Movil, A.D.R. (Communications)	668,844
3,000	Cemex S.A. de C.V., A.D.R.
	(Non-Energy Minerals)	110,700
6,400	Grupo Televisa S.A., A.D.R. (Consumer Svcs.)	176,704
4,200	Homex, A.D.R. (Consumer Durables) (3)	254,478
4,100	NII Holdings, Inc. (Communications) (3)	331,034
2,800	Telefonos de Mexico, A.D.R.
	(Communications)	106,092
72,540	Wal-Mart de Mexico (Retail Trade)	275,589

		1,923,441

Peru (1.4%)
2,800	Southern Copper Corp.
	(Non-Energy Minerals)	263,928

North America (0.9%)
United States (0.9%)
4,661	VeriFone Holdings, Inc.
	(Commercial Services) (3)	164,300

Total common stocks		17,373,028

(cost: $7,735,157)

Closed-End Mutual Fund (1.2%) (2)
4,900	India Fund* (Consumer Services)	213,885

(cost: $115,283)

Short-Term Securities (4.0%) (2)
734,000	Sit Money Market Fund, 4.96% (4)	734,000

(cost: $734,000)

Total investments in securities
(cost: $8,584,440) (5)		$18,320,913

*	The fund’s total investment in India including the India Fund comprises 6.3% of the fund’s net assets.

See accompanying notes to portfolios of investments on page 44.

Sit Mutual Funds
Notes to Portfolios of Investments

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	Presently non-income producing securities.

(4)	This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(5)	At June 30, 2007, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund

Cost for federal income tax purposes	$10,384,402	$34,127,676	$98,488,858	$139,745,893

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$2,292,552	$6,400,970	$28,434,583	$67,465,423
Gross unrealized depreciation	(139,594)	(91,255)	(1,318,058)	(2,141,325)

Net unrealized appreciation (depreciation)	$2,152,958	$6,309,715	$27,116,525	$65,324,098

	International Growth Fund	Small Cap Growth Fund	Science and Technology Growth Fund	Developing Markets Growth Fund

Cost for federal income tax purposes	$24,804,716	$75,335,456	$9,744,897	$8,584,440

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$15,003,742	$32,382,102	$2,890,941	$9,756,306
Gross unrealized depreciation	(245,651)	(1,853,112)	(578,328)	(19,833)

Net unrealized appreciation (depreciation)	$14,758,091	$30,528,990	$2,312,613	$9,736,473

(6)	This securitiy has been identified by the investment adviser as an illiquid security. The value of this security at June 30, 2007, is $33,277 in the Developing Markets Growth Fund.

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Sit Mutual Funds
June 30, 2007

Statements of Assets and Liabilities

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund

ASSETS
Investments in securities, at identified cost	$10,364,800	$34,101,773	$98,452,080

Investments in securities, at market value - see accompanying schedules for detail	$12,260,360	$39,674,391	$120,381,383
Investments in affiliated mutual funds	277,000	763,000	5,224,000
Cash in bank on demand deposit	353	2,453	567
Accrued interest and dividends receivable	44,705	44,380	129,078
Receivable for investment securities sold	19,219	347,107	239,843
Other receivables	—	362	10,417
Receivable for Fund shares sold	—	—	268,277

Total assets	12,601,637	40,831,693	126,253,565

LIABILITIES
Disbursements in excess of cash balances	—	—	—
Payable for investment securities purchased	56,012	302,515	363,837
Payable for Fund shares redeemed	—	—	48,815
Other payables	6,126	550	—
Accrued investment management and advisory services fee	10,160	31,965	99,486

Total liabilities	72,298	335,030	512,138

Net assets applicable to outstanding capital stock	$12,529,339	$40,496,663	$125,741,427

Net assets consist of:
Capital (par value and paid-in surplus)	$14,812,699	$32,681,884	$113,324,488
Undistributed (distributions in excess of) net investment income	58,696	167,028	246,601
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(4,514,616)	1,312,133	(14,982,965)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	2,172,560	6,335,618	27,153,303

	$12,529,339	$40,496,663	$125,741,427

Outstanding shares:
Class I	739,911	2,613,437	2,858,273
Class S	—	196,148	—

Net assets applicable to outstanding shares:
Class I	$12,529,339	$37,673,674	$125,741,427
Class S	—	2,822,989	—

Net asset value per share of outstanding capital stock:
Class I	$16.93	$14.42	$43.99
Class S	—	$14.39	—

	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Science and Technology Growth Fund	Developing Markets Growth Fund

ASSETS
Investments in securities, at identified cost	$139,662,273	$24,801,880	$75,335,456	$9,697,785	$8,584,440

Investments in securities, at market value - see accompanying schedules for detail	$201,455,991	$39,234,807	$104,334,446	$11,976,510	$17,586,913
Investments in affiliated mutual funds	3,614,000	328,000	1,530,000	81,000	734,000
Cash in bank on demand deposit	223	—	227	349	838
Accrued interest and dividends receivable	91,451	146,976	19,379	4,162	63,148
Receivable for investment securities sold	441,634	—	—	—	14,478
Other receivables	—	—	51,707	—	5,896
Receivable for Fund shares sold	5,000	—	10	—	59,127

Total assets	205,608,299	39,709,783	105,935,769	12,062,021	18,464,400

LIABILITIES
Disbursements in excess of cash balances	—	13,122	—	—	—
Payable for investment securities purchased	—	104,932	—	—	—
Payable for Fund shares redeemed	15,394	—	10,422	—	4,982
Other payables	148,614	29,046	—	14,151	—
Accrued investment management and advisory services fee	188,604	51,473	125,617	13,039	28,955

Total liabilities	352,612	198,573	136,039	27,190	33,937

Net assets applicable to outstanding capital stock	$205,255,687	$39,511,210	$105,799,730	$12,034,831	$18,430,463

Net assets consist of:
Capital (par value and paid-in surplus)	$142,565,784	$55,777,795	$112,343,799	$29,327,457	$8,406,243
Undistributed (distributions in excess of) net investment income	—	408,875	—	—	35,154
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(2,717,815)	(31,438,427)	(37,073,059)	(19,652,351)	241,891
Unrealized appreciation (depreciation) on investments and foreign currency transactions	65,407,718	14,762,967	30,528,990	2,359,725	9,747,175

	$205,255,687	$39,511,210	$105,799,730	$12,034,831	$18,430,463

Outstanding shares:
Class I	13,066,539	2,112,751	2,635,779	1,049,408	738,965
Class S	—	—	—	—	—

Net assets applicable to outstanding shares:
Class I	$205,255,687	$39,511,210	$105,799,730	$12,034,831	$18,430,463
Class S	—	—	—	—	—

Net asset value per share of outstanding capital stock:
Class I	$15.71	$18.70	$40.14	$11.47	$24.94
Class S	—	—	—	—	—

See accompanying notes to financial statements on page 54.

Sit Mutual Funds
One Year Ended June 30, 2007

Statements of Operations

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund

Investment income:
Income:
Dividends *	$142,422	$844,374	$1,416,072
Interest	236,212	49,411	306,395

Total income	378,634	893,785	1,722,467

Expenses (note 3):
Investment management and advisory services fee	120,902	317,323	1,078,721
12b-1 Fee - Class S	—	4,301	—

Total expenses	120,902	321,624	1,078,721

Less fees and expenses absorbed by investment adviser	—	—	—

Total net expenses	120,902	321,624	1,078,721

Net investment income (loss)	257,732	572,161	643,746

Realized and unrealized gain (loss) on investments :
Net realized gain (loss)	445,217	1,542,542	4,367,479
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	919,520	3,970,722	12,770,846
Realized gain (loss) on foreign currency transactions	—	—	—

Net gain (loss) on investments	1,364,737	5,513,264	17,138,325

Net increase (decrease) in net assets resulting from operations	$1,622,469	$6,085,425	$17,782,071

* Dividends are net of foreign withholding tax of $65,719 and $29,460 in the International Growth Fund and Developing Markets Growth Fund, respectively.

	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Science and Technology Growth Fund	Developing Markets Growth Fund

Investment income:
Income:
Dividends *	$1,086,849	$948,492	$552,616	$47,908	$323,846
Interest	525,243	30,914	154,162	17,715	15,654

Total income	1,612,092	979,406	706,778	65,623	339,500

Expenses (note 3):
Investment management and advisory services fee	2,400,076	673,475	1,500,055	186,676	302,129
12b-1 Fee - Class S	—	—	—	—	—

Total expenses	2,400,076	673,475	1,500,055	186,676	302,129

Less fees and expenses absorbed by investment adviser	(192,006)	(127,414)	—	(18,668)	—

Total net expenses	2,208,070	546,061	1,500,055	168,008	302,129

Net investment income (loss)	(595,978)	433,345	(793,277)	(102,385)	37,371

Realized and unrealized gain (loss) on investments :
Net realized gain (loss)	23,747,656	1,628,649	7,930,349	1,111,222	1,134,284
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	13,441,236	5,245,252	10,914,243	674,988	4,423,542
Realized gain (loss) on foreign currency transactions	—	(1,238)	—	—	(486)

Net gain (loss) on investments	37,188,892	6,872,663	18,844,592	1,786,210	5,557,340

Net increase (decrease) in net assets resulting from operations	$36,592,914	$7,306,008	$18,051,315	$1,683,825	$5,594,711

See accompanying notes to financial statements on page 54.

Sit Mutual Funds

Statements of Changes in Net Assets

	Balanced Fund		Dividend Growth Fund

	Year ended June 30, 2007	Year ended June 30, 2006	Year ended June 30, 2007	Year ended June 30, 2006

Operations:
Net investment income (loss)	$257,732	$216,169	$572,161	$410,743
Net realized gain (loss) on investments	445,217	557,766	1,542,542	333,820
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	919,520	(46,730)	3,970,722	1,571,176
Net realized gain (loss) on foreign currency transactions	—	—	—	—

Net increase (decrease) in net assets resulting from operations	1,622,469	727,205	6,085,425	2,315,739

Distributions to shareholders from:
Net investment income
Class I	(256,000)	(212,000)	(496,446)	(360,567)
Class S	—	—	(22,553)	(432)
Net realized gains on investments
Class I	—	—	(421,852)	(225,199)
Class S	—	—	(39,234)	—

Total distributions	(256,000)	(212,000)	(980,085)	(586,198)

Capital share transactions:
Proceeds from shares sold
Class I	1,206,652	1,107,413	12,068,364	9,310,708
Class S	—	—	2,731,531	148,812
Reinvested distributions
Class I	254,122	210,264	881,856	553,551
Class S	—	—	61,758	432
Payments for shares redeemed
Class I	(1,914,798)	(2,467,234)	(4,265,483)	(1,650,145)
Class S	—	—	(272,215)	(103,054)

Increase (decrease) in net assets from capital share transactions	(454,024)	(1,149,557)	11,205,811	8,260,304

Total increase (decrease) in net assets	912,445	(634,352)	16,311,151	9,989,845
Net assets
Beginning of period	11,616,894	12,251,246	24,185,512	14,195,667

End of period *	$12,529,339	$11,616,894	$40,496,663	24,185,512

Capital transactions in shares:
Sold
Class I	77,470	72,829	896,432	791,386
Class S	—	—	207,573	12,109
Reinvested distributions
Class I	16,162	13,980	67,065	47,474
Class S	—	—	4,634	35
Redeemed
Class I	(120,814)	(163,103)	(318,156)	(140,037)
Class S	—	—	(20,003)	(8,200)

Net increase (decrease)	(27,182)	(76,294)	837,545	702,767

* includes undistributed net investment income	$58,696	$56,964	$167,028	$113,866

	Large Cap Growth Fund		Mid Cap Growth Fund		International Growth Fund

	Year ended June 30, 2007	Year ended June 30, 2006	Year ended June 30, 2007	Year ended June 30, 2006	Year ended June 30, 2007	Year ended June 30, 2006

Operations:
Net investment income (loss)	$643,746	$396,309	($595,978)	($71,694)	$433,345	$307,462
Net realized gain (loss) on investments	4,367,479	2,613,549	23,747,656	25,755,297	1,628,649	1,367,545
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	12,770,846	3,560,526	13,441,236	3,751,384	5,245,252	5,615,497
Net realized gain (loss) on foreign currency transactions	—	—	—	—	(1,238)	(2,930)

Net increase (decrease) in net assets resulting from operations	17,782,071	6,570,384	36,592,914	29,434,987	7,306,008	7,287,574

Distributions to shareholders from:
Net investment income
Class I	(730,000)	(142,009)	—	—	(326,000)	(155,624)
Class S	—	—	—	—	—	—
Net realized gains on investments
Class I	—	—	—	—	—	—
Class S	—	—	—	—	—	—

Total distributions	(730,000)	(142,009)	—	—	(326,000)	(155,624)

Capital share transactions:
Proceeds from shares sold
Class I	32,745,007	48,327,703	6,847,730	32,211,296	2,625,666	3,805,246
Class S	—	—	—	—	—	—
Reinvested distributions
Class I	717,055	139,973	—	—	315,077	150,321
Class S	—	—	—	—	—	—
Payments for shares redeemed
Class I	(26,645,574)	(22,683,527)	(29,726,106)	(69,554,035)	(5,109,084)	(5,539,961)
Class S	—	—	—	—	—	—

Increase (decrease) in net assets from capital share transactions	6,816,488	25,784,149	(22,878,376)	(37,342,739)	(2,168,341)	(1,584,394)

Total increase (decrease) in net assets	23,868,559	32,212,524	13,714,538	(7,907,752)	4,811,667	5,547,556
Net assets
Beginning of period	101,872,868	69,660,344	191,541,149	199,448,901	34,699,543	29,151,987

End of period *	$125,741,427	$101,872,868	$205,255,687	$191,541,149	$39,511,210	$34,699,543

Capital transactions in shares:
Sold
Class I	803,378	1,281,385	485,169	2,494,929	155,761	259,299
Class S	—	—	—	—	—	—
Reinvested distributions
Class I	17,541	3,705	—	—	18,755	10,475
Class S	—	—	—	—	—	—
Redeemed
Class I	(672,308)	(608,057)	(2,144,755)	(5,452,712)	(303,041)	(396,344)
Class S	—	—	—	—	—	—

Net increase (decrease)	148,611	677,033	(1,659,586)	(2,957,783)	(128,525)	(126,570)

* includes undistributed net investment income	$246,601	$332,855	$—	$—	$408,875	$302,768

See accompanying notes to financial statements on page 54.

Sit Mutual Funds

Statements of Changes in Net Assets (continued)

	Small Cap Growth Fund		Science and Technology Growth Fund

	Year ended June 30, 2007	Year ended June 30, 2006	Year ended June 30, 2007	Year ended June 30, 2006

Operations:
Net investment income (loss)	($793,277)	($1,500,439)	($102,385)	($106,802)
Net realized gain (loss) on investments	7,930,349	65,957,997	1,111,222	1,360,505
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	10,914,243	(22,453,267)	674,988	256,256
Net realized gain (loss) on foreign currency transactions	—	—	—	—

Net increase (decrease) in net assets resulting from operations	18,051,315	42,004,291	1,683,825	1,509,959

Distributions to shareholders from:
Net investment income
Class I	—	—	—	—
Class S	—	—	—	—
Net realized gains on investments
Class I	—	—	—	—
Class S	—	—	—	—

Total distributions	—	—	—	—

Capital share transactions:
Proceeds from shares sold
Class I	4,871,110	67,113,600	379,660	993,856
Class S	—	—	—	—
Reinvested distributions
Class I	—	—	—	—
Class S	—	—	—	—
Payments for shares redeemed
Class I	(24,099,642)	(182,685,874)	(3,053,042)	(4,021,634)
Class S	—	—	—	—

Increase (decrease) in net assets from capital share transactions	(19,228,532)	(115,572,274)	(2,673,382)	(3,027,778)

Total increase (decrease) in net assets	(1,177,217)	(73,567,983)	(989,557)	(1,517,819)
Net assets
Beginning of period	106,976,947	180,544,930	13,024,388	14,542,207

End of period *	$105,799,730	$106,976,947	$12,034,831	$13,024,388

Capital transactions in shares:
Sold
Class I	140,033	2,134,112	35,807	94,836
Class S	—	—	—	—
Reinvested distributions
Class I	—	—	—	—
Class S	—	—	—	—
Redeemed
Class I	(701,012)	(5,446,229)	(285,609)	(387,380)
Class S	—	—	—	—

Net increase (decrease)	(560,979)	(3,312,117)	(249,802)	(292,544)

* includes undistributed net investment income	$—	$—	$—	$—

	Developing Markets Growth Fund

	Year ended June 30, 2007	Year ended June 30, 2006

Operations:
Net investment income (loss)	$37,371	$33,508
Net realized gain (loss) on investments	1,134,284	1,505,004
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	4,423,542	2,399,673
Net realized gain (loss) on foreign currency transactions	(486)	(239)

Net increase (decrease) in net assets resulting from operations	5,594,711	3,937,946

Distributions to shareholders from:
Net investment income
Class I	(35,000)	(51,306)
Class S	—	—
Net realized gains on investments
Class I	—	—
Class S	—	—

Total distributions	(35,000)	(51,306)

Capital share transactions:
Proceeds from shares sold
Class I	4,178,847	8,600,888
Class S	—	—
Reinvested distributions
Class I	34,063	50,380
Class S	—	—
Payments for shares redeemed
Class I	(4,399,434)	(10,055,526)
Class S	—	—

Increase (decrease) in net assets from capital share transactions	(186,524)	(1,404,258)

Total increase (decrease) in net assets	5,373,187	2,482,382
Net assets
Beginning of period	13,057,276	10,574,894

End of period *	$18,430,463	$13,057,276

Capital transactions in shares:
Sold
Class I	199,647	533,524
Class S	—	—
Reinvested distributions
Class I	1,642	3,193
Class S	—	—
Redeemed
Class I	(213,628)	(600,702)
Class S	—	—

Net increase (decrease)	(12,339)	(63,985)

* includes undistributed net investment income	$35,294	$33,269

See accompanying notes to financial statements on page 54.

Sit Mutual Funds

Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit Dividend Growth, Sit International Growth, Sit Balanced, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective

Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.

Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.

Large Cap Growth Fund, Inc.	Maximize long-term capital appreciation.

Mid Cap Growth Fund, Inc.	Maximize long-term capital appreciation.

International Growth	Maximize long-term growth.

Small Cap Growth	Maximize long-term capital appreciation.

Science and Technology Growth	Maximize long-term capital appreciation.

Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth Fund offers Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Funds are summarized below:

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital.

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or when the Advisor becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Line of Credit

The Funds have a $25,000,000 committed line of credit through PNC Bank, N.A., whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary purposes. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus fifty basis points (0.50%). The Funds had no borrowings outstanding during the year ended June 30, 2007.

Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Funds’ financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Tax positions of the Funds are being evaluated to determine the impact, if any, to the Funds. The adoption of FIN 48 is not anticipated to have a material impact on the Funds.

Sit Mutual Funds

Notes to Financial Statements (continued)

Illiquid Securities

Each Fund currently limits investments in illiquid securities to 15% of net assets. At June 30, 2007, the Sit Developing Markets Growth Fund held one security deemed illiquid by the investment adviser. The market value of this security as of June 30, 2007 was $33,277 (0.2% of net assets). Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities, if any are determined to be liquid and are not included within the limitation specified above.

Foreign Currency Translations and Forward Foreign Currency Contracts

The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange (approximately 12:30 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2007 and June 30, 2006 were as follows:

     Year Ended June 30, 2007:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$256,000	—	$256,000
Dividend Growth (Class I)	561,812	356,486	918,298
Dividend Growth (Class S)	28,632	33,155	61,787
Large Cap Growth	730,000	—	730,000
Mid Cap Growth	—	—	—
International Growth	326,000	—	326,000
Small Cap Growth	—	—	—
Science & Technology Growth	—	—	—
Developing Markets Growth	35,000	—	35,000

Year Ended June 30, 2006:
	Ordinary Income	Long Term Capital Gain	Total
Balanced	$212,000	—	$212,000
Dividend Growth	371,390	214,808	586,198
Large Cap Growth	142,009	—	142,009
Mid Cap Growth	—	—	—
International Growth	155,624	—	155,624
Small Cap Growth	—	—	—
Science & Technology Growth	—	—	—
Developing Markets Growth	51,306	—	51,306

             As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gain (Loss)	Unrealized Appreciation (Depreciation)
Balanced	$58,696	($4,495,014)	$2,152,958
Dividend Growth	459,656	1,045,408	6,309,715
Large Cap Growth	246,601	(14,946,186)	27,116,525
Mid Cap Growth	—	(2,634,195)	65,324,098
International Growth	408,875	(31,435,590)	14,760,131
Small Cap Growth	—	(37,073,059)	30,528,990
Science & Technology Growth	—	(19,605,239)	2,312,613
Developing Markets Growth	35,294	241,892	9,747,035

Sit Mutual Funds

Notes to Financial Statements (continued)

Undistributed net investment income and accumulated net realized gains (losses) from the Statements of Assets and Liabilities have been increased (decreased) by current permanent book-to-tax differences resulting in reclassifications as follows:

	Undistributed net investment income	Accumulated net realized gains (losses)	Additional paid-in capital
Mid Cap Growth	595,978	—	(595,978)
International Growth	(1,238)	1,238	—
Small Cap Growth	793,277	—	(793,277)
Science & Technology Growth	102,385	—	(102,385)
Developing Markets Growth	(486)	486	—

As of June 30, 2007, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent capital gains, will begin to expire as follows:

	Loss Carryover	Expiration Years
Balanced	$4,495,014	2010-2013
Large Cap Growth	14,946,186	2011-2012
Mid Cap Growth	2,634,195	2012
International Growth	31,435,590	2010-2013
Small Cap Growth	37,073,059	2011-2012
Science & Technology Growth	19,605,239	2010-2013

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced and Dividend Growth Funds and declared and paid annually for Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)	Investment Security Transactions
Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended June 30, 2007, were as follow:

	Purchases ($)	Proceeds ($)
Balanced Fund	4,777,764	5,363,323
Dividend Growth	20,876,935	10,359,113
Large Cap Growth Fund	36,400,564	28,400,129
Mid Cap Growth Fund	73,481,423	84,139,615
International Growth Fund	6,225,694	7,642,914
Small Cap Growth Fund	37,474,660	52,221,367
Science and Technology Growth Fund	4,930,224	7,394,808
Developing Markets Growth Fund	2,408,284	3,167,298

(3)	Expenses
Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Management Fee	Net of Adviser’s Voluntary Fee Waiver
Balanced Fund	1.00%	1.00%
Dividend Growth Fund Class I and Class S	1.00%	1.00%
Large Cap Growth Fund	1.00%	1.00%
Mid Cap Growth Fund	1.25%	1.15%
International Growth Fund	1.85%	1.50%
Small Cap Growth Fund	1.50%	1.50%
Science and Technology Growth Fund	1.50%	1.35%
Developing Markets Growth Fund	2.00%	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

In addition to the annual 1.00% management fee the Dividend Growth Fund Class S also has a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

For the periods through December 31, 2007 the Adviser has agreed to limit the management fee of the Mid Cap Growth Fund, International Growth Fund, and Science and Technology Growth Fund, to 1.15%, 1.50%, and 1.35% of the Fund’s average daily net assets, respectively.

The Funds invest in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal

Sit Mutual Funds

Notes to Financial Statements (continued)

to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund. The Funds owned the following shares as of June 30, 2007:

Fund	Shares
Balanced Fund	277,000
Dividend Growth Fund	763,000
Large Cap Growth Fund	5,224,000
Mid Cap Growth Fund	3,614,000
International Growth Fund	328,000
Small Cap Growth Fund	1,530,000
Science and Technology Growth Fund	81,000
Developing Markets Growth Fund	734,000

Investment Sub-Adviser

SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. (“SKI”). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% (.65% net of waiver for the International Growth Fund) on the first $100 million of each Fund’s average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund’s investment management agreement. In accordance with the agreement, fees of $350,608 were paid or payable to SKI for the year ended June 30, 2007.

Transactions with affiliates
The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2007:

	Shares	% Shares Outstanding
Balanced Fund	216,982	29.3
Dividend Growth Fund	757,169	26.9
Large Cap Growth Fund	470,141	16.4
Mid Cap Growth Fund	3,011,223	23.0
International Growth Fund	765,787	36.2
Small Cap Growth Fund	866,994	32.9
Science and Technology Growth Fund	554,142	52.8
Developing Markets Growth Fund	183,074	24.8

(4)	Subsequent Event

Subject to shareholder approval, the Board of Directors has approved a plan of reorganization and liquidation to transfer all of the assets and liabilities of the Sit Science and Technology Growth Fund to the Sit Mid Cap Growth Fund. This reorganization is expected to occur on or before October 31, 2007.

This page has been left blank intentionally.

Sit Balanced Fund

Financial Highlights

	Years Ended June 30,

	2007	2006	2005	2004	2003

Net Asset Value:
Beginning of period	$15.14	$14.53	$13.80	$12.47	$12.29

Operations:
Net investment income (2)	.34	.28	.26	.21	.29
Net realized and unrealized gains (losses) on investments	1.78	.59	.73	1.34	.22

Total from operations	2.12	.87	.99	1.55	.51

Distributions to Shareholders:
From net investment income	(.33)	(.26)	(.26)	(.22)	(.33)
From net realized gains	—	—	—	—	—

Total distributions	(.33)	(.26)	(.26)	(.22)	(.33)

Net Asset Value:
End of period	$16.93	$15.14	$14.53	$13.80	$12.47

Total investment return (1)	14.24%	6.03%	7.28%	12.53%	4.43%

Net assets at end of period (000’s omitted)	$12,529	$11,617	$12,251	$12,441	$16,065

Ratios:
Expenses to average daily net assets (3)	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income to average daily net assets	2.13%	1.84%	1.84%	1.58%	2.54%
Portfolio turnover rate (excluding short-term securities)	41.63%	50.00%	36.32%	44.82%	48.86%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit Dividend Growth Fund Class I

Financial Highlights

						Six months Ended June 30, 2004
	Years Ended June 30,

	2007		2006		2005

Net Asset Value:
Beginning of period	$12.26		$11.18		$10.14	$10.00

Operations:
Net investment income (loss) (2)	.24		.25		.21	.08
Net realized and unrealized gains (losses) on investments	2.35		1.20		1.01	.10

Total from operations	2.59		1.45		1.22	.18

Distributions to Shareholders:
From net investment income	(.23)		(.23)		(.18)	(.04)
From net realized gains	(.20)		(.14)		—	—

Total distributions	(.43)		(.37)		(.18)	(.04)

Net Asset Value:
End of period	$14.42		$12.26		$11.18	$10.14

Total investment return (1)	21.48%		13.20%		12.12%	1.75%

Net assets at end of period (000’s omitted)	$37,674		$24,137		$14,196	$6,872

Ratios:
Expenses to average daily net assets (5)	1.00%		1.00%		1.00%	1.00	% (3)
Net investment income (loss) to average daily net assets	1.81%		2.09%		1.94%	1.79	% (3)
Portfolio turnover rate (excluding short-term securities)	34.02	% (4)	41.28	% (4)	54.89%	13.67%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages are adjusted to an annual rate.

(4)	The turnover rate presented is for the entire fund.

(5)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

See accompanying notes to financial statements on page 54.

Sit Dividend Growth Fund Class S

Financial Highlights

	Year Ended June 30, 2007		Three months Ended June 30, 2006

Net Asset Value:
Beginning of period	$12.26		$12.28

Operations:
Net investment income (loss) (2)	.21		.05
Net realized and unrealized gains (losses) on investments	2.33		(.02)

Total from operations	2.54		.03

Distributions to Shareholders:
From net investment income	(.21)		(.05)
From net realized gains	(.20)		—

Total distributions	(.41)		(.05)

Net Asset Value:
End of period	$14.39		$12.26

Total investment return (1)	21.02%		0.27%

Net assets at end of period (000’s omitted)	$2,823		$48

Ratios:
Expenses to average daily net assets (5)	1.25%		1.25	% (3)
Net investment income (loss) to average daily net assets	1.56%		1.84	% (3)
Portfolio turnover rate (excluding short-term securities)	34.02	% (4)	41.28	% (4)

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages are adjusted to an annual rate.

(4)	The turnover rate presented is for the entire fund.

(5)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit Large Cap Growth Fund

Financial Highlights

	Years Ended June 30,

	2007	2006	2005	2004	2003

Net Asset Value:
Beginning of period	$37.60	$34.27	$31.96	$26.92	$26.40

Operations:
Net investment income (loss) (2)	.24	.17	.16	.01	.02
Net realized and unrealized gains (losses) on investments	6.43	3.23	2.27	5.05	.50

Total from operations	6.67	3.40	2.43	5.06	.52

Distributions to Shareholders:
From net investment income	(.28)	(.07)	(.12)	(.02)	—
From net realized gains	—	—	—	—	—

Total distributions	(.28)	(.07)	(.12)	(.02)	—

Net Asset Value:
End of period	$43.99	$37.60	$34.27	$31.96	$26.92

Total investment return (1)	17.79%	9.91%	7.62%	18.81%	1.97%

Net assets at end of period (000’s omitted)	$125,741	$101,873	$69,660	$63,774	$59,324

Ratios:
Expenses to average daily net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) to average daily net assets	0.59%	0.46%	0.49%	0.02%	0.08%
Portfolio turnover rate (excluding short-term securities)	27.80%	23.71%	23.22%	29.71%	33.40%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

See accompanying notes to financial statements on page 54.

Sit Mid Cap Growth Fund

Financial Highlights

	Years Ended June 30,

	2007		2006		2005		2004		2003

Net Asset Value:
Beginning of period	$13.01		$11.28		$10.23		$8.06		$7.91

Operations:
Net investment income (loss) (3)	(.04)		—		(.07)		(.07)		(.05)
Net realized and unrealized gains (losses) on investments	2.74		1.73		1.12		2.24		.20

Total from operations	2.70		1.73		1.05		2.17		.15

Distributions to Shareholders:
From net investment income	—		—		—		—		—
From net realized gains	—		—		—		—		—

Total distributions	—		—		—		—		—

Net Asset Value:
End of period	$15.71		$13.01		$11.28		$10.23		$8.06

Total investment return (1)	20.75%		15.34%		10.26%		26.92%		1.90%

Net assets at end of period (000’s omitted)	$205,256		$191,541		$199,449		$204,946		$170,173

Ratios:
Expenses to average daily net assets	1.15	% (2)	1.15	% (2)	1.15	% (2)	1.15	% (2)	1.15	% (2)
Net investment income (loss) to average daily net assets	(0.31	%) (2)	(0.03	%) (2)	(0.66	%) (2)	(0.71	%) (2)	(0.73	%) (2)
Portfolio turnover rate (excluding short-term securities)	40.08%		32.48%		39.74%		65.14%		53.19%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are limited to 1.25% of average daily net assets. However, during the years ended June 30, 2007, 2006, 2005, 2004, and 2003, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.41%), (0.13%), (0.76%), (0.81%), and (0.83%), respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

Sit International Growth Fund

Financial Highlights

	Years Ended June 30,

	2007		2006		2005		2004		2003

Net Asset Value:
Beginning of period	$15.48		$12.31		$11.24		$9.39		$10.79

Operations:
Net investment income (loss) (3)	.20		.14		.07		.01		.07
Net realized and unrealized gains (losses) on investments	3.17		3.10		1.03		1.92		(1.47)

Total from operations	3.37		3.24		1.10		1.93		(1.40)

Distributions to Shareholders:
From net investment income	(.15)		(.07)		(.03)		(.08)		—
From net realized gains	—		—		—		—		—

Total distributions	(.15)		(.07)		(.03)		(.08)		—

Net Asset Value:
End of period	$18.70		$15.48		$12.31		$11.24		$9.39

Total investment return (1)	21.87%		26.37%		9.80%		20.63%		(12.97%)

Net assets at end of period (000’s omitted)	$39,511		$34,700		$29,152		$34,281		$48,533

Ratios:
Expenses to average daily net assets (4)	1.50	% (2)	1.50	% (2)	1.50	% (2)	1.50	% (2)	1.50	% (2)
Net investment income (loss) to average daily net assets	1.19	% (2)	0.95	% (2)	0.56	% (2)	0.14	% (2)	0.81	% (2)
Portfolio turnover rate (excluding short-term securities)	17.25%		20.21%		28.27%		44.37%		21.02%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are limited to 1.85% of average daily net assets. However, during the years ended June 30, 2007, 2006, 2005, 2004, and 2003 the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have have been 0.84%, 0.60%, 0.21%, (0.21%), and 0.46%, respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

See accompanying notes to financial statements on page 54.

Sit Small Cap Growth Fund

Financial Highlights

	Years Ended June 30,

	2007	2006	2005	2004	2003

Net Asset Value:
Beginning of period	$33.46	$27.74	$25.29	$21.64	$21.06

Operations:
Net investment income (loss) (2)	(.27)	(.23)	(.27)	(.27)	(.18)
Net realized and unrealized gains (losses) on investments	6.95	5.95	2.72	3.92	.76

Total from operations	6.68	5.72	2.45	3.65	.58

Distributions to Shareholders:
From net investment income	—	—	—	—	—
From net realized gains	—	—	—	—	—

Total distributions	—	—	—	—	—

Net Asset Value:
End of period	$40.14	$33.46	$27.74	$25.29	$21.64

Total investment return (1)	19.96%	20.62%	9.69%	16.87%	2.75%

Net assets at end of period (000’s omitted)	$105,800	$106,977	$180,545	$199,810	$182,912

Ratios:
Expenses to average daily net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) to average daily net assets	(0.79%)	(0.67%)	(1.08%)	(1.10%)	(1.00%)
Portfolio turnover rate (excluding short-term securities)	38.79%	54.73%	33.75%	65.79%	59.98%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

Sit Science and Technology Growth Fund

Financial Highlights

	Years Ended June 30,

	2007		2006		2005		2004		2003

Net Asset Value:
Beginning of period	$10.02		$9.14		$10.02		$8.05		$7.52

Operations:
Net investment income (loss) (3)	(.09)		(.08)		(.09)		(.11)		(.07)
Net realized and unrealized gains (losses) on investments	1.54		.96		(.79)		2.08		.60

Total from operations	1.45		.88		(.88)		1.97		.53

Distributions to Shareholders:
From net investment income	—		—		—		—		—
From net realized gains	—		—		—		—		—

Total distributions	—		—		—		—		—

Net Asset Value:
End of period	$11.47		$10.02		$9.14		$10.02		$8.05

Total investment return (1)	14.47%		9.63%		(8.78%)		24.47%		7.05%

Net assets at end of period (000’s omitted)	$12,035		$13,024		$14,542		$19,054		$15,200

Ratios:
Expenses to average daily net assets	1.35	% (2)	1.35	% (2)	1.35	% (2)	1.35	% (2)	1.35	% (2)
Net investment income (loss) to average net assets	(0.82	%) (2)	(0.73	%) (2)	(0.99	%) (2)	(1.20	%) (2)	(1.05	%) (2)
Portfolio turnover rate (excluding short-term securities)	41.40%		31.35%		37.55%		55.54%		49.67%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are limited to 1.50% of average daily net assets. However, during the years ended June 30, 2007, 2006, 2005, 2004, and 2003, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.97%), (0.88%), (1.14%), (1.35%), and (1.20%), respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

See accompanying notes to financial statements on page 54.

Sit Developing Markets Growth Fund

Financial Highlights

	Years Ended June 30,

	2007	2006	2005	2004	2003

Net Asset Value:
Beginning of period	$17.38	$12.97	$9.89	$8.12	$8.10

Operations:
Net investment income (loss) (2)	.05	.04	.06	.04	.02
Net realized and unrealized gains (losses) on investments	7.56	4.43	3.04	1.78	—

Total from operations	7.61	4.47	3.10	1.82	.02

Distributions to Shareholders:
From net investment income	(.05)	(.06)	(.02)	(.05)	—
From net realized gains	—	—	—	—	—

Total distributions	(.05)	(.06)	(.02)	(.05)	—

Net Asset Value:
End of period	$24.94	$17.38	$12.97	$9.89	$8.12

Total investment return (1)	43.82%	34.47%	31.32%	22.48%	0.25%

Net assets at end of period (000’s omitted)	$18,430	$13,057	$10,575	$8,030	$8,577

Ratios:
Expenses to average daily net assets (3)	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss) to average daily net assets	0.25%	0.24%	0.55%	0.37%	0.31%
Portfolio turnover rate (excluding short-term securities)	16.25%	27.38%	29.54%	33.72%	6.61%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

See accompanying notes to financial statements on page 54.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Sit Large Cap Growth Fund, Inc.
Sit Mid Cap Growth Fund, Inc.
Sit Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Sit Balanced Fund (a series of Sit Mutual Funds, Inc.), Sit Dividend Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., Sit Mid Cap Growth Fund, Inc., Sit International Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Small Cap Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Science and Technology Growth Fund (a series of Sit Mutual Funds, Inc.), and Sit Developing Markets Growth Fund (a series of Sit Mutual Funds, Inc.) as of June 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Large Cap Growth Fund, Sit Mid Cap Growth Fund, Sit International Growth Fund, Sit Small Cap Growth Fund, Sit Science and Technology Growth Fund, and Sit Developing Markets Growth Fund as of June 30, 2007 and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
August 20, 2007

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for then entire period January 1, 2007 to June 30, 2007.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Balanced Fund	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1,061.50	$5.08
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.98
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Dividend Growth Fund Class I	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1,092.90	$5.16
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.98
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Dividend Growth Fund Class S	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1,090.70	$6.44
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.22
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Large Cap Growth Fund	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1,088.60	$5.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.98
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Mid Cap Growth Fund	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1,123.70	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.73
*Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

International Growth Fund	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1.108.50	$7.80
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.46
*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Small Cap Growth Fund	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1,173.30	$8.04
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.46
*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Expense Example (Continued)

Science and Technology Growth Fund	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1,067.00	$6.88
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.72
*Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Developing Markets Growth Fund	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1,186.50	$10.78
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$9.94
*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Information about Directors and Officers

          The Sit Mutual Funds are a family of 14 no-load mutual funds. The eight Stock Funds described in this Stock Funds Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Science and Technology Growth Fund, and the Sit Dividend Growth Fund (the “Funds” or individually, a “Fund”). The six bond funds within the Sit Mutual Fund family are described in a Bond Funds Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Science and Technology Growth Fund, and Sit Dividend Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Address and Age	Position(s) Held With Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Give Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)
INTERESTED DIRECTORS:
Eugene C. Sit(2) Age: 68	Director and Chairman	Director since inception.	Chairman, CEO and CIO of Sit Investment Associates, Inc. (the “Adviser”); and Sit/Kim International Investment Associates, Inc. (“Sit/Kim”); Director of SIA Securities Corp. (the “Distributor”); and Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”)	14	Corning Incorporated; Smurfit Stone Container Corporation.
William E. Frenzel(2) Age: 78	Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at the Brookings Institution and member of several government policy committees, foundations and organizations Director of the Adviser; Director of Sit/Kim and SF.	14	None
INDEPENDENT DIRECTORS:
Sidney L. Jones Age: 73	Director	Director from 1988 to 1989 and from 1993 or the Fund’s inception if later.	Lecturer, Washington Campus Corsortium of 17 Universities; Senior Advisor to Lawrence and Company, Toronto, Canada.	14	None

Information about Directors and Officers (Continued)

Name, Address and Age	Position(s) Held With Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)
Bruce C. Lueck Age: 66	Director	Director since 2004 or the Fund’s inception if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations. President & Chief Investment Officer, Okabena Investment Services, Inc. from 1985 to 2003; Board Member, Okabena Company from 1985 to 2003.	14	None
John P. Fagan Age: 77	Director	Director since 2006.	Honorary member on Board of St. Joseph’s College in Rensselaer, Indiana	14	None
Donald Phillips Age: 59	Director	Director of the International Fund since 1993 and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	14	None
Melvin C. Bahle Age: 88	Director	Director since 2005; Director Emeritus 1995-2005; Director since inception until 1995.	Director and/or officer of several foundations and charitable organizations.	14	None
OFFICERS:
Peter L. Mitchelson Age: 66	Vice Chairman	Re-Elected by the Boards annually; Officer since inception.	Director and Vice Chairman of the Adviser; Director and Executive Vice President of Sit/Kim; Director of the Distributor; and Vice Chairman of SF. Director of the it Funds through 4/30/02.	N/A	N/A
Roger J. Sit(3) Age: 45	Executive Vice President	Re-Elected by the Boards annually; Officer since 1998	Director and President of the Adviser; Director, President, COO, and Deputy CIO of Sit/Kim.	N/A	N/A
Kent L. Johnson Age: 41	Vice President -Investments	Re-Elected by the Boards annually; Officer since 2003.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Ronald D. Sit(3) Age: 47	Vice President - Investments	Re-Elected by the Boards annually; Officer since 1985.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

Name, Address, and Age	Position(s) Held With Fund	Term of Officer (1) and length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)
Robert W. Sit(3) Age: 38	Vice President - Investments	Re-Elected by the Boards annually; Officer since 1997.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Bryce A. Doty Age: 40	Vice President - Investments.	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.	N/A	N/A
Paul E. Rasmussen Age: 46	Vice President and Treasurer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice Presient, Secretary, and Chief Compliance Officer of Sit/Kim and SF; President and Treasurer of the Distributor.	N/A	N/A
Michael J. Radmer Suite 1500 50 South Sixth Street Minneapolis, MN 55402 Age: 62	Secretary	Re-Elected by the Boards annually; Officer since 1984.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A
Carla J. Rose Age: 41	Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.

Vice President, Administration & Deputy Controller of the Adviser; Vice President, Administration and Controller of Sit/Kim; Controller and Treasurer of SF; Vice President and Assistant Secretary of the Distributor.

				N/A	N/A
Kelly K. Boston Age: 38	Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser. Secretary of the Distributor.	N/A	N/A

(1)	Each Director serves until his resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.

(2)

Directors who are deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is an advisory director and shareholder of the Fund’s investment adviser.

(3)	Mr. Roger Sit, Mr. Ronald Sit, and Mr. Robert Sit are sons of Eugene C. Sit.

(4)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

Federal Tax Information (Unaudited)

We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (f)

Balanced Fund
October 6, 2006	$0.09867		$0.00000
December 15, 2006	0.08444		0.00000
April 10, 2007	0.07348		0.00000
July 10, 2007	0.08366		0.00000

	$0.34025	(b)	$0.00000

Dividend Growth Fund (Class I)
October 6, 2006	$0.05575		$0.00000
December 15, 2006	0.08954		0.16679
April 10, 2007	0.05769		0.00000
July 10, 2007	0.05881		0.00000

	$0.26180	(c)	$0.16679

Dividend Growth Fund (Class S)
October 6, 2006	$0.05115		$0.00000
December 15, 2006	0.08582		0.16679
April 10, 2007	0.04918		0.00000
July 10, 2007	0.04987		0.00000

	$0.23602	(c)	$0.16679

Large Cap Growth Fund
December 15, 2006	$0.27711	(d)	$0.00000

Developing Markets Growth Fund
December 15, 2006	$0.04679	(e)	$0.00000

International Growth Fund
December 15, 2006	$0.14851	(e)	$0.00000

(a)	Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)	Taxable as ordinary income, 37.6% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 48.3% qualifying for dividends-received deduction by corporations.

(c)	Taxable as ordinary income, 100.0% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 86.5% qualifying for dividends-received deduction by corporations.

(d)	Taxable as ordinary income, 100.0% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 100.0% qualifying for dividends-received deduction by corporations.

(e)	Taxable as ordinary income, 100.0% qualifying for reduced dividend income tax rate for individuals.

(f)	Taxable as long-term gain.

Additional Information

PROXY VOTING

          Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.
          Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available 1) without charge upon request by calling the Funds at 1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

          The Funds’ annual and semi-annual reports include complete lists of each portfolio’s holdings. For the first and third quarters of each fiscal year, the Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Funds’ Forms N-Q is also available without charge upon request by calling the Funds at 1-800-332-5580.

A Look at Sit Mutual Funds

          Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6.9 billion for some of America’s largest corporations, foundations and endowments.

          Sit Mutual Funds are comprised of thirteen no-load Funds. The Stock Funds, excluding the Balanced Fund, charge a 2% redemption fee on shares held less than 30 days.

Sit Mutual Funds offer:

•	Free telephone exchange
•	Dollar-cost averaging through an automatic investment plan
•	Electronic transfer for purchases and redemptions
•	Free checkwriting privileges on Bond Funds
•	Retirement accounts including IRAs and 401(k) plans.

A N N U A L  R E P O R T  S T O C K  F U N D S
One Year Ended June 30, 2007

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
PFPC Trust Company
P.O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND
DISBURSING AGENT
PFPC Inc.
P.O. Box 9763
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
90 South Seventh Street, Suite 4200
Minneapolis, MN 55402

LEGAL COUNSEL
Dorsey & Whitney LLP
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402

INVESTMENT SUB-ADVISER
(Developing Markets Growth Fund and
International Growth Fund)
Sit/Kim International Associates, Inc.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

           www.sitfunds.com

Item 2:   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:   Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2007	21,900	0	3,975	0
Fiscal year ended June 30, 2006	21,600	0	3,860	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e)   (1)  The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2)   No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not applicable.

(g)   The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $32,000 and $121,000, respectively.

(h)   The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.

(a)   Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)   There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.

(a)   The following exhibits are attached to this Form N-CSR:

(2)   A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 30, 2007

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit
Chairman

Date August 30, 2007

Item 2:   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:   Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2007	18,900	0	3,975	0
Fiscal year ended June 30, 2006	18,500	0	3,860	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e)   (1)  The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2)   No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not applicable.

(g)   The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $32,000.00 and $121,000, respectively.

(h)   The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.

(a)   Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)   There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.

(a)   The following exhibits are attached to this Form N-CSR:

(2)   A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Large Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 30, 2007

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit
Chairman

Date August 30, 2007

Item 2:   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:   Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007				2006
	Audit Fees	Audit Related	Tax Fees	Other Fees	Audit Fees	Audit Related	Tax Fees	Other Fees
Fiscal year ended June 30
Sit Mutual Funds, Inc.
Sit International Growth Fund (series A)	21,000	0	3,975	0	20,400	0	3,860	0
Sit Balanced Fund (series B)	14,400	0	3,975	0	13,800	0	3,860	0
Sit Developing Markets Growth Fund (series C)	13,700	0	3,975	0	13,300	0	3,860	0
Sit Small Cap Growth Fund (series D)	16,900	0	3,975	0	16,400	0	3,860	0
Sit Science and Technology Growth Fund (series E)	14,300	0	3,975	0	13,800	0	3,860	0
Sit Dividend Growth Fund (series G)	13,800	0	3,975	0	13,200	0	3,860	0

Total Mutual Funds, Inc.	94,100	0	23,850	0	90,900	0	23,160	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e)   (1)  The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2)   No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not applicable.

(g)   The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $32,000 and $121,000, respectively.

(h)   The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.

(a)   Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)   There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.

(a)   The following exhibits are attached to this Form N-CSR:

(2)   A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 30, 2007

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit
Chairman

Date August 30, 2007